UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22933

APOLLO DIVERSIFIED REAL ESTATE FUND

(Exact name of registrant as specified in charter)

9 West 57th Street,

New York, NY 10019

(Address of principal executive offices)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Ryan P. Brizek, Esq.

Debra Sutter, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, D.C. 20001

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: September 30

Date of reporting period: October 1, 2025 – March 31, 2026

Item 1. Reports to Stockholders.

(a)

APOLLO

Real Assets

Apollo Diversified Real Estate Fund

Semi-Annual Report

March 31, 2026

Class A, C, I, L, and M Shares:

Class A Ticker Symbol (NASDAQ): GIREX
Class C Ticker Symbol (NASDAQ): GCREX
Class I Ticker Symbol (NASDAQ): GRIFX
Class L Ticker Symbol (NASDAQ): GLREX
Class M Ticker Symbol (NASDAQ): GMREX

© 2026 APOLLO GLOBAL MANAGEMENT, INC. ALL RIGHTS RESERVED.

Table of Contents

Shareholder Letter (Unaudited)	2
Portfolio Update (Unaudited)	16
Schedule of Investments	18
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Statement of Cash Flows	26
Financial Highlights	27
Notes to Financial Statements	38
Additional Information (Unaudited)	56
Trustees’ Consideration and Approval of Advisory and Sub-Advisory Agreements	57
Trustees and Officers (Unaudited)	61
Service Providers (Unaudited)	64
Privacy Notice (Unaudited)	65

APOLLO DIVERSIFIED REAL ESTATE FUND

Shareholder Letter (Unaudited)

Dear Valued Shareholders,

We are pleased to present the Apollo Diversified Real Estate Fund (the “Fund”) semi-annual report. We greatly appreciate the support of our shareholders, and we seek to remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014, through March 31, 2026, the Fund’s load-waived Class A shares generated a(n):1

Total cumulative return of 78.91% and a 5.08% annualized return.

Sharpe ratio of 0.68.

Standard deviation of 4.46%, which is below the standard deviation for the Bloomberg U.S. Aggregate Bond Index (4.81%).

Alpha of 1.17%.

Beta of 0.17.

The U.S. economy grew at a moderate pace in 2025, supported by continued consumer spending and AI-driven business investment, though momentum cooled toward year-end. Real Gross Domestic Product (“GDP”) growth decelerated to an annualized rate of 0.5% in Q4 2025, reflecting the drag from the federal government shutdown, weaker export activity, and a labor market that has gradually shifted to a more cautious equilibrium.3 The Q1 2026 real GDP estimate showed a notable rebound, to an annualized rate of 2.0%, driven by a resumption in government spending following the end of the shutdown, as well as an acceleration in AI-intensive business investment.3 The unemployment rate slightly declined month-over-month to 4.3% in March 2026 and non-farm payrolls expanded by 185,000, surpassing expectations and signaling underlying labor market resilience despite broader macroeconomic uncertainty.4 Inflation accelerated in March 2026, with the Consumer Price Index (“CPI”) rising 3.3% year-over-year, remaining above the Federal Reserve’s (the “Fed”) 2% target, driven by surging energy costs along with broader cost pressures stemming from current geopolitical conflicts and trade policy uncertainty.4 Against this backdrop, the Fed held the federal funds target range steady at 3.50% to 3.75% at both its January and March meetings, signaling patience as it balances labor market resilience against renewed price pressures.5 The consensus forecast calls for real GDP growth of 2.2% for 2026, reflecting a base case of continued expansion in 2026, supported by AI-related investment, among other tailwinds, while persistent inflation, trade policy uncertainty, and higher-for-longer rates may contribute to a more complex backdrop and uneven growth moving forward.6 Market participants continue to closely monitor real-time data amid ongoing geopolitical tensions and evolving trade policy, alongside the upcoming transition in Fed leadership, as they assess the implications for economic growth, inflation, and the path of monetary policy.

The backdrop for commercial real estate has continued to firm, with the NCREIF Fund Index – Open End Diversified Core Equity (“NFI-ODCE”), a widely used benchmark for institutional-quality private real estate, posting its seventh consecutive quarter of positive returns in Q1 2026.7 Total commercial real estate investment volume reached $545 billion in 2025, up 23% year-over-year, as improved capital market conditions supported transaction activity.8 In our view, commercial real estate remains well positioned, as these trends suggest that the market may be entering a more sustained period of stabilization and gradual recovery, potentially enhancing the sector’s relative attractiveness within the broader risk asset universe. However, performance across property types remains uneven as varying supply and demand dynamics drive

Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund performance is based on load-waived, Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. As of March 31, 2026, the Fund’s Class A shares with load (adjusted for initial maximum sales charge of 5.75%) had a since inception annualized return of 4.55%, a ten-year annualized return of 3.86%, a five-year annualized return of 2.89%, and a one-year return of -3.22%. Per the Fund’s most recent prospectus, the total annual expense ratio without any fee waiver or reimbursement is 2.19% for Class A shares. Certain of these returns reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through May 31, 2027. The fees and expenses provided herein are as of the date of the Fund’s most recent prospectus and are qualified in their entirety by the Fund’s prospectus. Actual expenses may be greater or less than shown. Fees and expenses can vary materially. These expense figures should not be considered a representation of future expenses. Subject to change without notice. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. The most recent performance is available at www.apollo.com/adref or by calling 1.888.926.2688. Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s financial highlights which are prepared in disparate operational results, underscoring the importance of a relative value allocation framework with an emphasis on investment selection and underwriting discipline.

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APOLLO DIVERSIFIED REAL ESTATE FUND

The Fund’s portfolio management team utilizes active management to allocate to sectors that can benefit from secular demand tailwinds, with exposure to high-conviction themes such as industrial, residential, and certain specialty and retail property types, which together represented approximately 90% of the Fund’s private equity portfolio as of April 1, 2026.2 These sectors are supported by durable structural demand drivers, including demographic shifts, evolving consumer behavior, and technological innovation. This positioning, combined with active portfolio management, has contributed to attractive relative performance across market cycles. Since inception (June 30, 2014) through December 31, 2025, the Fund’s private real estate portfolio has generated an annualized excess return of 229 basis points relative to the NFI-ODCE.1, 7 The portfolio management team continues to assess and execute on opportunities across the Fund’s high-conviction themes as market conditions and relative value evolve.

Industrial market conditions remained supported by steady demand for logistics space, while moderating supply growth contributed to a more constructive backdrop. E-commerce sales totaled approximately $1.23 trillion in 2025, increasing 5.4% year-over-year, reinforcing the durability of logistics-driven demand.9 Manufacturing-related leasing also grew significantly as occupiers expanded domestic production capacity to reduce exposure to trade volatility and bring supply chains closer to end consumers, representing a trend that CBRE Econometric Advisors expects to persist as companies continue to diversify through onshore facility investment.8 In Q1 2026, net absorption totaled approximately 35.0 million square feet, with the national vacancy rate registering at 6.7% and remaining in-line with the sector’s historical average.8 Market pressure remained concentrated in older and less functional product, while availability within stock built since 2022 declined meaningfully, reflecting continued demand for modern logistics space. New supply is also expected to become more manageable, with national completions projected to total approximately 213.3 million square feet in 2026, more than 50% below the 2023 peak.8 As supply growth continues to moderate, operating conditions and occupancy in the industrial sector are expected to improve.

Multifamily fundamentals remained relatively stable in Q1 2026, with national occupancy at 95.2%, above the historical average, as affordability constraints in the for-sale housing market continued to support renter demand.8 As of Q1 2026, the average payment on a new mortgage was 96% higher than the average rent payment, highlighting the elevated cost of homeownership.8 Housing affordability remained stretched, with the housing cost-to-income ratio at 42.5% as of February 2026, well above its long-term average, while the median age of first-time homebuyers reached an all-time high in 2025.10, 11 In Q1 2026, multifamily completions totaled approximately 56,200 units, the lowest number of quarterly completions since 2021, while net absorption totaled approximately 76,300 units.8 Annual completions are projected to decline approximately 29% from their 2024 peak by year-end 2026, reflecting a materially subdued delivery pipeline that could improve the medium-term supply outlook and support rent growth as demand stabilizes.8

The specialty sector includes properties that are purpose-built and influenced by supply and demand dynamics that differ from traditional property types. Student housing, a notable specialty property type, remained supported by healthy leasing activity for the 2026–2027 academic year, as preleasing for the core 175 universities tracked by RealPage reached 59.5% in March 2026, above the market’s average for the month over the past decade.12 While rent growth remained muted, reflecting the impact of recent deliveries in select university markets, healthy leasing momentum and continued enrollment growth may support stable operating conditions for student housing moving forward, particularly in markets where new supply remains more limited.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Retail continued to perform well within one of the most supply-constrained backdrops across commercial real estate, which helped support fundamentals in well-located assets. Availability across neighborhood, community, and strip centers remained well below the historical average, at 6.8% in Q1 2026, while net absorption remained positive.8 Strip center performance remained particularly firm, with lease rates near historical peaks at nearly 96%.13 New development also remained muted, with completions continuing to track well below the historical average. This environment was particularly supportive of high-quality retail assets focused on essential and convenience-driven spending.

Office market conditions remained uneven, with performance continuing to vary meaningfully by asset quality and location. National vacancy was approximately 18.6% in Q1 2026, while net absorption remained positive, marking the eighth consecutive quarter of positive absorption.8 New supply continued to decline, with 1.3 million square feet delivered in Q1 2026, a historical low, underscoring the slowdown in new development.8 Performance remained highly bifurcated by asset quality, with prime building vacancy at 13.5% compared with 19.1% for non-prime space, demonstrating the continued preference for higher-quality assets.8 While structural headwinds remain in place, slowing supply and continued demand for better-located, higher-quality assets support a more stable outlook for select parts of the office sector. The Fund maintained a meaningful underweight to the office sector relative to the NFI-ODCE Index, with exposure representing approximately 150 basis points of the Fund’s private equity portfolio as of April 1, 2026, an active positioning decision that has contributed positively to relative performance since inception.2

The portfolio management team continued to actively allocate across quadrants (private equity, private debt, public equity, public debt), sectors, and markets to seek attractive risk-adjusted return opportunities. The Fund’s flexible strategy allows the portfolio management team to capitalize on pricing discrepancies that may emerge between public and private markets or between equity and debt securities, particularly during periods of market dislocation. As previously communicated to shareholders, to further enhance and expand the Fund’s opportunity set, the Fund has updated its investment strategy, including changes to its 80% investment policy, to reflect continued evolution in the broader real estate markets as well as enhanced execution capabilities through the inclusion of Apollo-originated investments. The Fund will continue to implement the same active management approach to portfolio construction that it has utilized since inception. We believe this will broaden the Fund’s opportunity set across high growth real estate sectors and provide additional flexibility and optionality to tactically capitalize on the best risk-adjusted returns available in the market today.

Given the nascent real estate recovery, we believe that the above mentioned updates will position the Fund to take advantage of opportunities to drive incremental return per unit of risk in line with our existing strategy. Incorporating Apollo-originated private investments may enhance the Fund’s ability to express its high-conviction views across markets and sectors through more direct underwriting, structuring, and portfolio oversight. The structure of the Fund will remain unchanged, and investors will continue to benefit from daily net asset value (“NAV”) transparency and governance under the Investment Company Act of 1940, as amended (the “1940 Act”).

As always, the Fund’s portfolio management team continues to seek attractive risk-adjusted return opportunities across real estate markets. We believe the Fund’s flexible investment approach, focus on relative value, underlying diversification, and ability to leverage the depth and breadth of the Apollo platform position it well as commercial real estate markets continue to evolve.

We thank you for your continued confidence and support.

Apollo Diversified Real Estate Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Overall Portfolio Exposure as of April 1, 2026 (Unaudited)

Q1 2026 Annualized Distribution Rate	5.22%
Private Real Estate Exposure [14]	70%
CBRE U.S. Logistics Partners	7.95%
Cortland Growth and Income Fund	6.67%
Ventas Life Science and Healthcare Real Estate Fund	5.11%
Morgan Stanley Prime Property Fund	4.11%
Realty Income U.S. Core Plus Fund	3.97%
TA Realty Logistics Fund	3.84%
Dream U.S. Industrial Fund	3.53%
Oaktree Real Estate Income Fund	3.42%
Prologis Targeted U.S. Logistics Fund	3.05%
Clarion Lion Properties Fund	2.86%
Article Student Living Income and Growth Fund	2.83%
Clarion Gables Multifamily Trust	1.97%
Clarion Lion Industrial Trust	1.84%
Manulife U.S. Real Estate Fund	1.56%
Affinius U.S. Government Building Fund	1.04%
CBRE U.S. Core Partners	1.00%
Sagard U.S. Property Fund	0.75%
Prudential PRISA	0.51%
Sentinel Real Estate Fund	0.39%
Heitman America Real Estate Trust	0.39%
BGO Diversified U.S. Property Trust	0.32%
UBS Trumbull Property Fund	0.27%
Stockbridge Smart Markets Fund	0.24%
TA Realty Core Property Fund	0.10%
Private Real Estate Equity	57.72%
CBRE U.S. Credit Partners	3.37%
Third Point Private CRE Credit Fund	3.28%
ARES Real Estate Enhanced Income Fund	3.26%
Brookfield Senior Mezzanine Real Estate Finance Fund	1.01%
Heitman Core Real Estate Debt Income Trust	0.56%
CrossHarbor Strategic Debt Fund	0.47%
Private Real Estate Debt	11.95%
Public Real Estate Exposure & Cash [15]	30%
Public Real Estate Equity	21.15%
Mortgage-Backed Securities	6.20%
Cash and Short-Term Investments	2.13%
Preferred Securities	0.85%

Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations are subject to change without notice.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Private Fund Diversification as of April 1, 2026 (Unaudited)

Through its investment in private funds, Apollo Diversified Real Estate Fund offers access to private markets and immediate diversification by property sector, geography, and manager.

Institutional Real Estate Managers:[16]	30
Investments:[16]	3,978
Gross Asset Value:[16]	$254.68 Billion
Occupancy:[17]	93%
Leverage:[17]	34%

Private Real Estate Exposure: Geographic Diversification as of April 1, 2026 (Unaudited)16

Property Sector	Percentage of Total Fund Assets	Percentage of Private Fund Assets[16]	Highlights[16]
Industrial Private Real Estate Equity Private Real Estate Debt	28.11% 26.94% 1.17%	40.36% 38.68% 1.68%	2,166 investments boasting over 706 million square feet of industrial assets including facilities that support the fast-growing e-commerce logistics industries.
Residential Private Real Estate Equity Private Real Estate Debt	21.76% 14.87% 6.89%	31.25% 21.35% 9.90%	702 residential investments, such as apartment properties, comprising over 209,000 units diversified across high growth markets.
Specialty Private Real Estate Equity Private Real Estate Debt	11.81% 11.57% 0.24%	16.94% 16.60% 0.34%

519 investments comprising over 32 million square feet and 407,000 units of specialized assets such as healthcare properties, self-storage facilities, and government buildings, along with more than 34,000 student housing beds across the country.

Office Private Real Estate Equity Private Real Estate Debt	4.13% 1.50% 2.63%	5.93% 2.15% 3.78%	154 high-quality office investments in diverse, high-demand metropolitan areas representing over 60 million square feet of space.
Retail Private Real Estate Equity Private Real Estate Debt	2.83% 2.66% 0.17%	4.05% 3.81% 0.24%	320 investments with more than 36 million square feet of retail space, including grocery-anchored and necessity-oriented retail properties.
Hotel Private Real Estate Equity Private Real Estate Debt	0.54% 0.02% 0.52%	0.77% 0.03% 0.74%	12 hotel investments, representing over 3,000 keys across the country.
Other Private Real Estate Equity Private Real Estate Debt	0.49% 0.16% 0.33%	0.70% 0.23% 0.47%	105 investments, comprised of land and other investments.

Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations are subject to change without notice.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Private Fund Summaries (Unaudited)

Affinius U.S. Government Building Fund seeks to provide investors with attractive, risk-adjusted returns generated by the acquisition, build to suit development and operation of buildings located in the United States and leased or intended to be leased to U.S. federal, state and local governments and government agencies and departments.
ARES Real Estate Enhanced Income Fund is an open-end real estate debt fund with a principal objective to generate current income with an emphasis on principal protection by creating a diversified portfolio of first mortgage loans secured by commercial real estate across major property types, which primarily includes multifamily, industrial, retail, office and hospitality properties. The ARES Real Estate Enhanced Income Fund will focus on the disciplined origination of first mortgage loans secured by commercial real estate assets with strong sponsorship and located in major markets within the United States.
Article Student Living Income and Growth Fund is an open-end private equity real estate fund that is focused exclusively on the student housing sector. The Fund aims to acquire institutional student housing properties at large public and private universities in the United States.
BGO Diversified U.S. Property Fund is an open-end core real estate private equity fund that invests in a portfolio of institutional-quality real estate assets in the U.S. BGO Diversified’s investment strategy is focused on maintaining stable income, building a diversified modern portfolio, using moderate leverage, and providing superior liquidity. BGO Diversified upholds a strong commitment to the principles of Responsible Property Investing.
Brookfield Senior Mezzanine Real Estate Finance Fund is an open-end senior real estate debt fund focused on providing primarily floating rate financing secured by commercial property primarily located in the U.S. and secured by generally well-leased/light transitional commercial real estate properties that generate significant cash flow. Brookfield Senior Mezzanine Real Estate Finance Fund will primarily focus on creating investment positions by originating floating rate whole loans, syndicating the first mortgage and retaining the mezzanine exposure.
CBRE U.S. Core Partners is an open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multifamily assets in select major U.S. metropolitan markets that exhibit strong growth demographics.
CBRE U.S. Credit Partners is an open-end private debt fund focused on generating current income by constructing a portfolio of first mortgage loans and subordinated debt secured by high-quality income-producing commercial real estate diversified by product type and geography.
CBRE U.S. Logistics Partners is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund aims to acquire modern, highly-functional, stabilized logistics assets located in major population and consumption centers while simultaneously implementing a build-to-core strategy capitalizing on major metro markets with favorable supply and demand dynamics.
Clarion Gables Multifamily Trust provides investors access to a high-quality multifamily portfolio with a best-in-class operator and fund manager. Gables is a market-leading, vertically-integrated multifamily real estate company with a 34-year history in the management, construction, development, acquisition and disposition of multifamily communities in the United States.
Clarion Lion Industrial Trust is a private REIT focused on the industrial property sector in North America. Clarion Lion Industrial Trust invests primarily in big-box warehouse and distribution centers, with an emphasis on large, core industrial markets throughout the United States.
Clarion Lion Properties Fund is a core private REIT with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. The investment objective is to provide a strong income return with potential for long-term capital appreciation.
Cortland Growth and Income Fund, a leading Southern United States focused multifamily owner and operator, is a domestic multifamily open-end core-plus fund focused on acquiring best-in-class, income producing properties in U.S. growth markets.
CrossHarbor Strategic Debt Fund is an open-end debt fund that seeks to generate compelling risk-adjusted current and total returns for investors by originating and managing first mortgage loans secured by core, core-plus, and value-add commercial real estate located throughout the United States.
Dream U.S. Industrial Fund is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund seeks to acquire and develop a portfolio of high-quality and functional industrial assets in strategic markets throughout the United States. The Fund will target core and core-plus assets including bulk distribution, last-mile warehousing, business parks, and light industrial assets in secondary interior distribution markets with a primary focus on markets experiencing strong economic and demographic fundamentals.
Heitman America Real Estate Trust is an open-end core commingled fund. Heitman America Real Estate Trust’s core strategy encompasses stabilized investments with low to moderate leverage and seeks to objectively minimize risk through diversification in property type, geographic location, and tenant composition.
Heitman Core Real Estate Debt Income Trust is an open-ended, commingled fund, that originates and services first mortgage loans secured by income-producing U.S. commercial real estate. Heitman Core Real Estate Debt Income Trust will seek to originate senior debt financing to high-quality real estate operators in both primary and specialty property sectors.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Private Fund Summaries (Unaudited)

Manulife U.S. Real Estate Fund is a U.S. open-end core-plus fund that will target properties located in major U.S. markets, with the objective of preserving capital while delivering a combination of income and long-term capital appreciation. The Manulife U.S. Real Estate Fund will target an allocation of 60% core-plus assets and 40% core investments.
Morgan Stanley Prime Property Fund is an open-end core fund with a focus on office, retail, multifamily, industrial, self storage and hotel properties located in major real estate markets throughout the United States.
Oaktree Real Estate Income Fund is an open-ended fund that targets investments in commercial real estate, primarily office, multifamily and industrial assets. Oaktree Real Estate Income Fund intends to create value by investing in assets that require modest leasing and capital expenditures.
Prologis Targeted U.S. Logistics Fund launched in 2004 as an open-ended, co-investment venture formed by Prologis to partner with institutional investors in acquiring, operating, and disposing of high-quality logistics facilities in key target markets across the U.S. The Fund seeks enhanced returns through actively managing, repositioning and renovating portfolio-owned assets.
Prudential PRISA is organized as a perpetual life, open-ended, commingled fund to invest primarily in core, well-leased, operating real estate assets located in the United States, with an emphasis on income. PRISA is Prudential Real Estate Investors (“PREI”) flagship fund, and represents one of the oldest and largest U.S. core real estate funds available in the marketplace.
Realty Income U.S. Core Plus Fund is an open-end private equity real estate fund that owns and manages a diversified portfolio of U.S. net lease investments. The Fund intends to invest primarily in investment grade, fully leased, income-generating properties leased to leading tenants.
Sagard U.S. Property Fund is an open-end real estate fund consisting of a diversified portfolio of institutional quality, income producing assets broadly allocated by property type and geographic location. Sagard U.S. Property Fund employs a core plus strategy intertwined with a disciplined risk management process in seeking to achieve its performance objectives.
Sentinel Real Estate Fund is a multifamily focused, core private REIT that emphasizes acquisitions of stabilized assets with in-place income with the goal of providing a substantial portion of investor returns in the form of distributed cash.
Stockbridge Smart Markets Fund is an open-end core fund that aims to capture performance in excess of the ODCE Index by acquiring assets in “smart markets” characterized by educated, stable and fast-growing employment bases. The Smart Market Fund’s target market strategy is based on the principle that real estate demand is dependent on jobs which are increasingly being created where there are educated work forces in the U.S.
TA Realty Core Property Fund invests and operates a diversified portfolio of commercial real estate assets across industrial, multifamily, office and retail property types. TA Realty Core Property Fund has three primary objectives: build and operate a first-class portfolio of institutional quality core real estate assets, generate consistent outperformance versus industry benchmarks and provide outstanding client service to investors.
TA Realty Logistics Fund is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund seeks to assemble a diversified portfolio of well-located logistics facilities in major distribution hubs and last-mile locations. The Fund targets mainly metropolitan areas of the United States that have population growth, economic growth, market economic diversity, supply constraints, liquidity, volatility, and relative yield necessary to create attractive long-term investment returns.
Third Point Private CRE Credit Fund focuses primarily on investing in a diversified portfolio of primarily U.S. commercial real estate debt investments, generally within the mezzanine position of the capital stack. The Fund focuses on building and maintaining a portfolio of assets that are intended to provide strong risk adjusted returns in all cycles, with emphasis on stable cash flows.
UBS Trumbull Property Fund is an open-end, diversified Core fund focusing on the four main property types, with a small exposure to hotels. UBS Trumbull Property Fund focuses on top markets for high-quality Core, institutional real estate assets.
Ventas Life Science and Healthcare Real Estate Fund is an open-ended investment vehicle formed by Ventas, Inc. to invest in high-quality healthcare properties, with a focus on the life science, medical office building, and seniors housing asset classes, in target markets primarily in the United States. The Fund’s primary objective is to generate attractive returns and cash flow with an emphasis on long-term capital growth through investment focused on the healthcare real estate sector.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Fund Adviser and Sub-Adviser (Unaudited)

Apollo Real Estate Fund Adviser, LLC

Apollo Real Estate Fund Adviser, LLC (“Apollo Real Estate Fund Adviser”), a subsidiary of Apollo Global Management, Inc., serves as the Fund’s investment adviser and oversees all investment activity. Apollo Real Estate Fund Adviser’s primary role involves strategy development, manager selection, public real estate securities investment strategy, and ongoing investment monitoring.

Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”) is a leading global real estate investor and lender with approximately $123 billion in real estate assets under management across credit, hybrid and equity strategies.[18,19] With 17 years of investment experience, Apollo takes a research-driven approach to real estate investing, with a focus on rigorous underwriting supported by data-driven market selection. The platform has more than 260 dedicated real estate investment professionals across North America, Europe, and Asia, and is integrated into Apollo’s broader global footprint of 4,100+ employees in 27 offices.[19,20,21] Apollo’s real estate activities can benefit from an institutional infrastructure and cross-platform coordination with its credit, private equity, and insurance businesses, enabling differentiated sourcing, execution, and capital solutions at scale.

Aon Investments USA Inc.

Aon Investments USA Inc., an indirect wholly-owned subsidiary of Aon plc, provides ongoing research, opinions and recommendations to the portion of the Fund’s investment portfolio that is allocated to private, institutional real estate investment funds managed by institutional investment managers. Aon Investments had approximately $150.9 billion in assets under management in the U.S. as of December 31, 2025 and provides Apollo Real Estate Fund Adviser with the same level of research and due diligence as the nation’s top endowments, universities and pension funds.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Glossary (Unaudited)

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Consumer Price Index (CPI): A price index of a basket of goods and services paid by urban consumers.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

FTSE Nareit Equity REITs Index: A free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Gross Domestic Product (GDP): A comprehensive measure of U.S. economic activity. GDP measures the value of the final goods and services produced in the United States.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE or NCREIF ODCE Index): An index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. The NFI-ODCE Index is capitalization-weighted.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk-free rate in these materials.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

APOLLO DIVERSIFIED REAL ESTATE FUND

Summary of Risk Factors (Unaudited)

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Real Estate Fund (the “Fund” or “ADREF”). This and other important information about the Fund is contained in the prospectus, as amended and restated from time to time (the “Prospectus”), which can be obtained by visiting www.apollo.com/adref. Please read the prospectus carefully before investing.

The Fund is a diversified, closed-end management investment company that is operated as an interval fund. The Fund invests at least 80% of its total assets in real estate securities. This investment involves a high degree of risk. An investor should invest in the Fund only if the investor can afford the complete loss of an investment. Prospective investors should carefully read the Fund’s prospectus for a description of the risks associated with an investment in the Fund in determining whether an investment in the Fund is suitable. These risks include, but are not limited to, the following:

●	Limited Liquidity. An investor should consider an investment in the Fund to be of limited liquidity and is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s shares are not listed on any securities exchange, and no secondary public market for the sale of the Fund’s interests exists, nor is one likely or expected to develop. As described in the prospectus under “Quarterly Repurchases of Shares,” the Fund provides limited liquidity through quarterly offers to repurchase a limited amount of the Fund’s shares (at least 5% of the Fund’s outstanding shares); however, there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.

●	Real Estate Industry Concentration. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by a number of factors, including, but not limited to the following: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

●	Use of Leverage. The Fund utilizes leverage which will magnify the potential for loss on amounts invested in the Fund.

●	Fees and Expenses. The Fund is subject to charges for management and other fees regardless of whether the Fund has a positive return. Please refer to the Fund’s prospectus for a complete description of expenses to be charged to the Fund.

●	Distributions. The Fund will ordinarily pay distributions, if any, once a quarter. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund may pay distributions in significant part from sources that may not be available in the future and that may be unrelated to the Fund’s performance, such as return of capital and borrowings. Shareholders should note that a return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com/adref, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors.

●	Potential Loss of Investment. Investing in the Fund is speculative and involves a high degree of risk and no guarantee or representation is made that the Fund’s investment strategy will be successful under all market conditions, nor do we guarantee any level of return or risk. An investment in the Fund could require a long-term commitment, with limited liquidity and the risk of loss of capital. Investors must have the financial ability, sophistication, experience and willingness to evaluate the merits and bear the risks of such an investment. Such an investment is not suitable for all potential investors. Investors could lose part or all of an investment, and the Fund could incur losses in markets where major indices are rising and falling. Results could be volatile. Accordingly, investors should understand that past performance is not indicative nor a guarantee of future results. Investors in the Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the 1940 Act. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

Neither the SEC nor any state securities regulator has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This sales material must be accompanied or preceded by the prospectus and must be read in conjunction with the Fund’s prospectus in order to fully understand all the implications and risks of an investment in the Fund. This sales material is neither an offer to sell nor a solicitation of an offer to buy securities. Investments mentioned herein may not be suitable for prospective investors. An offering is made only by the prospectus, which must be made available to you prior to making a purchase of shares and is available at www.apollo.com/adref. Prior to making an investment, investors should read the prospectus, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to the Fund’s business, operating results, and financial condition.

APOLLO DIVERSIFIED REAL ESTATE FUND

Forward-Looking Statement Disclosure (Unaudited)

Certain information contained in this document constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Apollo believes these factors include, but are not limited to, those described under the section entitled “Summary of Risk Factors”, which are further described in the Fund’s prospectus, and any such updated factors included in the Fund’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Fund’s prospectus and other filings. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Important Disclosure (Unaudited)

Past performance is not indicative nor a guarantee of future returns.

This material is confidential and may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”) and is intended solely for the use of the persons to whom it has been delivered. This material does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product or service. Apollo and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this material and is subject to change without notice of any kind. This material and the transactions, investments, products, services, securities or other financial instruments referred to in this material are not directed to, or intended for distribution to or use by, any person or entity who is a citizen or resident of or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to any laws or regulations. Recipients may only use this material to the extent permitted by the applicable laws and regulations and should be aware of and observe all such applicable laws and regulations.

Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss.

Opinions expressed herein reflect the current opinions of Apollo as of the date appearing in the materials only and are based on Apollo’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This material is not complete and the information contained herein may change at any time without notice.

Apollo has not made any representation or warranty, expressed or implied, with respect to fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including but not limited to information obtained from third parties unrelated to Apollo). Apollo has no responsibility to update any of the information provided in this material.

During the six months ending March 31, 2026, the Fund paid distributions of $90,180,427 to its investors, consisting of distributions of $38,868,288 paid and $51,312,139 that was reinvested through the Fund’s distribution reinvestment program.

During the six months ending March 31, 2026, the Fund recorded dividends and distributions from the Fund’s underlying investments totaling $40,809,347, and realized gain on its investments totaling $184,207,492, and fees and expenses of $38,488,196.

The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its investors. While distributions are not guaranteed, the Fund’s distribution policy is to make quarterly distributions to shareholders. In connection with the quarterly distribution policy, the Fund does not target a per share distribution and the level of quarterly distributions per share on a cash basis is not fixed, including any return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.

The following chart presents the quarterly changes to the NAV, total return, and cumulative total return for load-waived Class A shares since inception.1

Period Ending	NAV Return	Total Return	Cumulative Total Return
6/30/14	N/A	N/A	N/A
9/30/14	0.44%	1.65%	1.65%
12/31/14	2.11%	3.40%	5.10%
3/31/15	0.98%	2.28%	7.50%
6/30/15	-1.24%	0.06%	7.56%
9/30/15	1.13%	2.47%	10.21%
12/31/15	1.01%	2.34%	12.79%
3/31/16	1.00%	2.33%	15.42%

APOLLO DIVERSIFIED REAL ESTATE FUND

Period Ending	NAV Return	Total Return	Cumulative Total Return
6/30/16	0.95%	2.28%	18.05%
9/30/16	-0.04%	1.28%	19.57%
12/31/16	-0.26%	1.05%	20.83%
3/31/17	-0.15%	1.17%	22.24%
6/30/17	0.26%	1.59%	24.18%
9/30/17	0.00%	1.32%	25.83%
12/31/17	0.90%	2.23%	28.64%
3/31/18	-0.97%	0.34%	29.08%
6/30/18	1.24%	2.58%	32.41%
9/30/18	0.11%	1.43%	34.31%
12/31/18	-1.04%	0.27%	34.67%
3/31/19	2.10%	3.45%	39.33%
6/30/19	0.15%	1.47%	41.38%
9/30/19	0.40%	1.73%	43.82%
12/31/19	-0.11%	1.21%	45.56%
3/31/20	-6.70%	-5.46%	37.61%
6/30/20	-2.63%	-1.34%	35.77%
9/30/20	0.00%	1.33%	37.57%
12/31/20	1.41%	2.76%	41.37%
3/31/21	2.07%	3.42%	46.20%
6/30/21	3.66%	5.04%	53.56%
9/30/21	3.15%	4.52%	60.51%
12/31/21	7.21%	8.62%	74.35%
3/31/22	2.85%	4.21%	81.69%
6/30/22	-0.92%	0.38%	82.39%
9/30/22	-3.80%	-2.53%	77.78%
12/31/22	-3.26%	-1.97%	74.28%
3/31/23	-2.36%	-1.06%	72.43%
6/30/23	-2.71%	-1.43%	69.97%
9/30/23	-4.82%	-3.57%	63.91%
12/31/23	1.47%	2.82%	68.52%
3/31/24	-3.59%	-2.32%	64.62%
6/30/24	-0.69%	0.62%	65.65%
9/30/24	5.30%	6.69%	76.73%
12/31/24	-2.59%	-1.31%	74.42%
3/31/25	-1.39%	-0.09%	74.26%
6/30/25	-1.01%	0.30%	74.79%
9/30/25	-0.24%	1.08%	76.67%
12/31/25	-1.67%	-0.37%	76.01%
3/31/26	0.33%	1.65%	78.91%

APOLLO DIVERSIFIED REAL ESTATE FUND

Endnotes (Unaudited)

Important Note on Index Performance: Index performance is shown for illustrative purposes only and has limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number of investments, recycling or reinvestment of distributions, and types of assets). It may not be possible to directly invest in one or more of these indices and the holdings of the Fund may differ markedly from the holdings of any such index in terms of levels of diversification, types of securities or assets represented and other significant factors. Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of Apollo Diversified Real Estate Fund. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of future events or results.

1.	Past performance is not indicative of future results. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Actual results may vary. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but, unless otherwise noted, exclude any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adref or by calling 888.926.2688. As of March 31, 2026, the Fund’s load-waived Class A shares had a ten-year annualized return of 4.48%, a five-year annualized return of 4.12% and a one-year return of 2.67%. As of March 31, 2026, the Fund’s Class A shares with load (adjusted for initial maximum sales charge of 5.75%) had a since inception annualized return of 4.55%, a ten-year annualized return of 3.86%, a five-year annualized return of 2.89%, and a one-year return of -3.22%. Class A inception date: June 30, 2014. Alpha and beta calculation benchmark: S&P 500 Index.
2.	Fund holdings as of April 1, 2026. Fund size based on Gross Asset Value (GAV). Occupancy calculation is based on the Fund’s allocation to private real estate equity funds. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates. Fund holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.
3.	U.S. Bureau of Economic Analysis.
4.	U.S. Bureau of Labor Statistics.
5.	Federal Reserve.
6.	Bloomberg.
7.	Apollo Analysts, NCREIF Fund Index - Open End Diversified Core Equity Index (NFI-ODCE). The NFI-ODCE is a capitalization weighted index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. As of December 31, 2025, the Fund’s private real estate portfolio had a since inception annualized return of 7.38%. As of December 31, 2025, the NFI-ODCE had an annualized return of 5.09% since the Fund’s inception. As of March 31, 2026, the NFI-ODCE had a quarterly net return of 1.04%.
8.	CBRE Econometric Advisors.
9.	U.S. Census Bureau.
10.	John Burns Research & Consulting.
11.	National Association of Realtors.
12.	RealPage.
13.	Green Street.
14.	Represents the Fund’s direct holdings in private funds in which the underlying holdings of each respective private fund generally consist of real estate-related interests that are not publicly traded. Holdings and allocations are subject to change without notice.
15.	Represents (i) the Fund’s direct holdings in publicly traded, real estate-related securities and (ii) cash and short-term investments. Holdings and allocations are subject to change without notice.
16.	Metrics express the Fund’s portfolio allocated to private funds in which the underlying holdings of such private funds generally consist of real estate-related interests that are not publicly traded as of April 1, 2026. Underlying data and statistics of the Fund’s private real estate exposure generally as of December 31, 2025, however, in limited circumstances, data for certain private funds is as of the most recent quarter end. Holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.
17.	Calculations based on the Fund’s allocation to private real estate equity funds as of April 1, 2026. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates.

APOLLO DIVERSIFIED REAL ESTATE FUND

18.	Assets Under Management (“AUM”) refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. Our AUM equals the sum of: (1) the net asset value, plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the credit and certain equity funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations, collateralized debt obligations, and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in credit, gross asset value plus available financing capacity; (2) the fair value of the investments of equity and certain credit funds, partnerships and accounts Apollo manages or advises, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; (3) the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and (4) the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above. Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any management agreements of the funds Apollo manages. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in the funds it manages; and (3) the AUM measures that Apollo uses internally or believes are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways. Apollo uses AUM, Gross capital deployment and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs.
19.	As of March 31, 2026.
20.	Number may not be fully reflective of all Apollo affiliated office space worldwide.
21.	Represents Apollo’s asset management business. Includes Bridge Investment Group Holdings LLC and its subsidiaries.

Apollo Diversified Real Estate Fund	Portfolio Update

March 31, 2026 (Unaudited)

Performance (for the period ended March 31, 2026)

	6 Month	1 Year	3 Year^	5 Year^	Ten Years^	Since Inception^	Inception Date
Apollo Diversified Real Estate Fund - A - With Load*	-5.03%	-4.01%	-0.87%	2.69%	3.74%	4.48%	6/30/14
Apollo Diversified Real Estate Fund - A - Without Load	0.76%	1.83%	1.11%	3.91%	4.36%	5.01%	6/30/14
Apollo Diversified Real Estate Fund - C - With Load**	-0.59%	0.03%	0.34%	3.12%	3.58%	3.80%	8/7/15
Apollo Diversified Real Estate Fund - C - Without Load	0.41%	1.03%	0.34%	3.12%	3.58%	3.80%	8/7/15
Apollo Diversified Real Estate Fund - I - NAV	0.90%	2.04%	1.36%	4.16%	4.62%	4.84%	8/7/15
Apollo Diversified Real Estate Fund - M - NAV	0.52%	1.30%	0.61%	3.39%	–	3.86%	11/16/16
Apollo Diversified Real Estate Fund - L - With Load***	-3.63%	-2.74%	-0.58%	2.76%	–	3.48%	4/24/17
Apollo Diversified Real Estate Fund - L - Without Load	0.63%	1.57%	0.87%	3.66%	–	3.98%	4/24/17
S&P 500® Total Return Index	-1.79%	17.80%	18.32%	12.06%	14.16%	12.76%	6/30/14
Bloomberg U.S. Aggregate Bond Index	1.05%	4.35%	3.63%	0.31%	1.70%	1.92%	6/30/14

^	Annualized
*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00% on shares repurchased during the first 365 days after their purchase.
***	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

Indexes are not actively managed and do not reflect deduction of fees, expenses or taxes. An investor cannot invest directly into an index. Index performance does not represent actual Fund or portfolio performance, nor does it represent actual performance of the Fund’s Adviser or sub-advisers. Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary, unless otherwise noted. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to effectively allocate the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adref or by calling 1.888.926.2688.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91%, 2.66%, 1.66%, 2.41% and 2.16% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class M and Class L shares, respectively. The Expense Limitation Agreement will remain in effect for Class A, Class C, Class I, Class L and Class M shares, at least until May 31, 2027, unless and until the Fund’s Board of Trustees (the “Board”) approves its modification or termination. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses.

Semi-Annual Report | March 31, 2026	16

Apollo Diversified Real Estate Fund	Portfolio Update

March 31, 2026 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended March 31, 2026)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund for the ten-year period ended March 31, 2026. Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund returns presented herein include the reinvestment of distributions and are net of all Fund expenses, including management fees and general and administrative expenses, but exclude any applicable share class sales charge and fees paid by investors to their financial intermediary, unless otherwise noted. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to effectively allocate the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adref or by calling 1.888.926.2688.

Sector Allocation (as a % of Net Assets)

Private Investment Funds	70.03%
Publicly Traded Securities	19.20%
Commercial Mortgage-Backed Securities	6.33%
Short Term Investment	2.64%
Common Stocks	1.84%
Preferred Stocks	0.91%
Closed-End Fund	0.06%
Liabilities in Excess of Other Assets	(1.01)%
Total Net Assets	100.00%

17	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund	Schedule of Investments

March 31, 2026 (Unaudited)

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (89.23%)(a)

Private Investment Funds (70.03%)
Affinius U.S. Government Building Fund	N/A	$35,823,350
Ares Real Estate Enhanced Income Fund, L.P.	N/A	111,314,098
Article Student Living Income and Growth L.P.	85,518	97,465,426
BGO Diversified US Property Fund, L.P.	4,494	11,109,501
Brookfield Senior Mezzanine Real Estate Finance Fund	108,234	34,630,050
CBRE U.S. Core Partners, L.P.	22,977,580	34,150,549
CBRE U.S. Credit Partners, L.P.	118,171	115,143,646
CBRE U.S. Logistics Partners, L.P.	206,747,479	257,167,937
Clarion Gables Multifamily Trust, L.P.	45,746	66,790,949
Clarion Lion Industrial Trust, L.P.	16,792	63,088,779
Clarion Lion Properties Fund, L.P.	64,736	97,698,222
Cortland Growth and Income Fund, L.P.	200,783	217,668,302
CrossHarbor Strategic Debt Fund, L.P.	N/A	16,179,247
Dream U.S. Industrial Fund, L.P.	71,009	120,440,721
Heitman America Real Estate Trust, L.P.	11,138	13,861,972
Heitman Core Real Estate Debt Income Trust	37,982	17,625,083
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	216,356	20,955,719
Manulife U.S. Real Estate Fund, L.P.	39,675	53,504,490
Morgan Stanley Prime Property Fund	7,381	140,451,859
Oaktree Real Estate Income Fund, L.P.	N/A	116,180,124
PRISA, L.P.	8,134	17,460,749
Prologis Targeted U.S. Logistics Fund, L.P.	43,875	125,005,478
Realty Income U.S. Core Plus Fund, L.P.	60,805	72,220,254
Sagard U.S. Property Fund	N/A	25,565,990
Sentinel Real Estate Fund, L.P.	129	13,392,693
Stockbridge Smart Markets Fund, L.P.	9,512	16,357,723
TA Realty Core Property Fund, L.P.	2,752	3,490,463
TA Realty Logistics Fund, L.P.	130,787	136,922,966
Third Point Private CRE Credit Fund L.P.	112,545	112,143,843
UBS Trumbull Property Fund	1,036	9,162,980
Ventas Life Science and Healthcare Real Estate Fund	153,730	167,517,791

TOTAL PRIVATE INVESTMENT FUNDS
(Cost $2,111,845,306)		2,340,490,954

Publicly Traded Securities (19.20%)
Agree Realty Corp.	315,810	23,805,758
American Healthcare REIT, Inc.	281,320	13,267,051
American Homes 4 Rent, Class A	924,070	25,800,034
Americold Realty Trust, Inc.	227,720	2,609,671
Brixmor Property Group, Inc.	1,024,300	29,499,840
BXP, Inc.	140,410	7,287,279
Camden Property Trust	245,410	23,966,741
Cousins Properties, Inc.	503,863	11,372,188
EPR Properties	86,610	4,327,036
Equity LifeStyle Properties, Inc.	264,680	16,521,326
Equity Residential	222,720	13,173,888
Essex Property Trust, Inc.	48,060	11,630,520
Extra Space Storage, Inc.	286,510	37,570,056
First Industrial Realty Trust, Inc.	208,950	12,087,757
Gaming and Leisure Properties, Inc.	63,350	2,810,840
Healthcare Realty Trust, Inc.	677,181	11,505,305

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2026	18

Apollo Diversified Real Estate Fund	Schedule of Investments

March 31, 2026 (Unaudited)

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Host Hotels & Resorts, Inc.	802,070	$15,367,661
Invitation Homes, Inc.	2,018,707	50,164,869
Iron Mountain, Inc.	265,539	27,122,153
Kimco Realty Corp.	1,242,255	27,913,470
Kite Realty Group Trust	768,330	18,862,501
Lineage, Inc.	207,267	6,790,067
Macerich Co.	609,640	11,522,196
Omega Healthcare Investors, Inc.	357,078	15,647,158
Public Storage	143,980	39,001,302
Realty Income Corp.	508,760	31,125,937
Simon Property Group, Inc.	169,000	31,523,570
UDR, Inc.	754,130	25,474,511
Ventas, Inc.	581,300	47,538,714
VICI Properties, Inc.	1,699,715	46,436,214

TOTAL PUBLICLY TRADED SECURITIES
(Cost $541,256,203)		641,725,613

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $2,653,101,509)		2,982,216,567

	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (6.33%)
Acore 2026-FL1 Issuer LLC(b)(c)	1M CME TERM SOFR + 2.75%	6.41%	11/20/30	$2,000,000	1,992,106
ACREC 2026-FL4 LLC(b)(c)	1M CME TERM SOFR + 1.45%	5.11%	02/18/30	15,000,000	14,963,106
ACRES Commercial Realty 2026-FL4 Issuer LLC(b)(c)	1M CME TERM SOFR + 2.85%	6.51%	08/18/44	4,000,000	3,990,172
AREIT 2025-CRE11(b)(c)	1M CME TERM SOFR + 1.55%	5.22%	07/25/43	20,000,000	20,017,028
AREIT 2025-CRE11(b)(c)	1M CME TERM SOFR + 2.75%	6.42%	07/25/43	2,500,000	2,502,259
BBCMS Mortgage Trust 2025-5C37(b)(d)		4.50%	09/15/58	1,689,250	1,485,927
BMO 2025-5C12 Mortgage Trust(b)(d)		4.50%	10/15/58	2,802,800	2,438,765
Brsp 2026-Fl3, Ltd.(b)(c)	1M CME TERM SOFR + 2.85%	6.51%	08/19/43	5,000,000	4,980,207
BSPDF 2026-FL3 Issuer LLC(b)(c)	1M CME TERM SOFR + 2.75%	6.41%	09/18/31	1,000,000	991,263
BSPRT 2025-FL12 Issuer LLC(b)(c)	1M CME TERM SOFR + 1.39%	5.05%	05/17/29	26,250,000	26,212,069
BSPRT 2025-FL12 Issuer LLC(b)(c)	1M CME TERM SOFR + 2.70%	6.36%	01/17/43	1,500,000	1,503,772
COMM 2015-PC1 Mortgage Trust(e)		4.52%	07/10/50	3,456,983	3,355,252
FS Rialto 2026-FL11 Issuer LLC(b)(c)	1M CME TERM SOFR + 2.65%	6.31%	01/19/44	8,000,000	7,970,530
GS Mortgage Securities Trust 2015-GS1(e)		4.24%	11/10/48	2,770,292	2,614,242
LoanCore 2025-CRE8 Issuer LLC(b)(c)	1M CME TERM SOFR + 1.39%	5.05%	11/01/29	1,700,000	1,697,135
LoanCore 2025-CRE9 Issuer LLC(b)(c)	1M CME TERM SOFR + 2.65%	6.31%	08/18/42	2,000,000	1,996,197

See Notes to Financial Statements.

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Apollo Diversified Real Estate Fund	Schedule of Investments

March 31, 2026 (Unaudited)

Description	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
MF1 2025-FL19 LLC(b)(c)	1M CME TERM SOFR + 1.49%	5.15%	04/18/30	$25,000,000	$25,027,845
MF1 2026-FL21 LLC(b)(c)	1M CME TERM SOFR + 1.35%	5.01%	02/18/41	29,250,000	29,155,865
PFP 2025-12, Ltd.(b)(c)	1M CME TERM SOFR + 1.49%	5.15%	06/18/30	16,000,000	15,981,387
PFP 2026-13, Ltd.(b)(c)	1M CME TERM SOFR + 1.50%	5.16%	08/18/43	28,750,000	28,764,222
RFM Re-Remic Trust 2024-FRR2(b)(e)		1.86%	01/30/31	15,292,000	11,889,611
STWD 2025-FL4 LLC(b)(c)	1M CME TERM SOFR + 2.65%	6.31%	11/19/42	2,000,000	1,990,439
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $211,778,238)					211,519,399

Description	Shares	Value (Note 2)
COMMON STOCKS (1.84%)
Churchill Downs, Inc.	476,982	42,847,293
Hilton Worldwide Holdings, Inc.	16,100	4,895,688
Hyatt Hotels Corp., Class A, Class A	30,000	4,313,700
Marriott International, Inc., Class A	14,300	4,677,101
Wyndham Hotels & Resorts, Inc.	58,850	4,780,386
TOTAL COMMON STOCKS
(Cost $63,088,908)		61,514,168

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (0.91%)(f)

Agree Realty Corp., Series A	4.25%	1,701	28,577
American Homes 4 Rent, Series G	5.88%	43,000	959,760
American Homes 4 Rent, Series H	6.25%	199,306	4,713,587
Digital Realty Trust, Inc., Series K	5.85%	61,264	1,348,421
DigitalBridge Group, Inc., Series I	7.15%	91,000	1,478,750
DigitalBridge Group, Inc., Series J	7.13%	39,000	642,720
EPR Properties, Series G	5.75%	78,009	1,578,122
Federal Realty Investment Trust, Series C	5.00%	51,487	993,184
Global Net Lease, Inc., Series A	7.25%	43,027	934,116
Global Net Lease, Inc., Series D	7.50%	85,500	1,916,910
Global Net Lease, Inc., Series E	7.38%	20,440	449,680
Hudson Pacific Properties, Inc., Series C	4.75%	28,000	360,920
Kimco Realty Corp., Series L	5.13%	23,303	451,379
Public Storage, Series L	4.63%	67,164	1,176,713
Regency Centers Corp., Series A	6.25%	110,500	2,469,675
Rexford Industrial Realty, Inc., Series B	5.88%	26,932	582,135
Rexford Industrial Realty, Inc., Series C	5.63%	9,528	195,324
Saul Centers, Inc., Series D	6.13%	68,895	1,419,237
Saul Centers, Inc., Series E	6.00%	52,500	1,185,975
SL Green Realty Corp., Series I	6.50%	78,135	1,586,140
Summit Hotel Properties, Inc., Series E	6.25%	43,262	750,596
Summit Hotel Properties, Inc., Series F	5.88%	30,759	531,823
Vornado Realty Trust, Series L	5.40%	109,929	1,780,850

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2026	20

Apollo Diversified Real Estate Fund	Schedule of Investments

March 31, 2026 (Unaudited)

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (continued)
Vornado Realty Trust, Series M	5.25%	93,729	$1,517,473
Vornado Realty Trust, Series N	5.25%	91,500	1,486,875

TOTAL PREFERRED STOCKS
(Cost $33,493,742)			30,538,942

Description	Shares	Value (Note 2)
CLOSED-END FUND (0.06%)
Bluerock Private Real Estate Fund	124,596	2,069,540

TOTAL CLOSED-END FUND
(Cost $1,843,460)		2,069,540

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (2.64%)
MSILF Treasury Portfolio (Institutional Class)	3.52%	88,104,361	88,104,362

TOTAL SHORT TERM INVESTMENT
(Cost $88,104,362)			88,104,362

TOTAL INVESTMENTS (101.01%)
(Cost $3,051,410,219)			3,375,962,978

Liabilities in Excess of Other Assets (-1.01%)			(33,790,963)
NET ASSETS (100.00%)			$3,342,172,015

Reference Rates:

1M CME TERM SOFR - 1 Month CME TERM SOFR as of March 31, 2026 was 3.66%

(a)	A portion of these securities are held as collateral for the outstanding Lines of Credit (as defined in Note 7 of the Notes to Financial Statements).
(b)	Securities exempt from registration under Rule 144A of the Securities Act and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of March 31, 2026, the aggregate market value of such securities was $205,549,905, representing 6.15% of net assets.
(c)	Floating rate security; the reference rate is described above. The rate in effect as of March 31, 2026 is based on the reference rate plus the displayed spread as of the security’s last reset date.
(d)	Fixed rate security.
(e)	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
(f)	These securities have no contractual maturity date.

Common Abbreviations:

Co. - Company

Corp. - Corporation

Inc. - Incorporated

LLC - Limited Liability Company

L.P. - Limited Partnership

REIT - Real Estate Investment Trust

CME - Chicago Mercantile Exchange

See Notes to Financial Statements.

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Apollo Diversified Real Estate Fund	Statement of Assets and Liabilities

March 31, 2026 (Unaudited)

ASSETS
Investments, at fair value (Cost $3,051,410,219)	$3,375,962,978
Receivable for investments sold	31,823,472
Dividend receivable	18,728,855
Interest receivable	1,128,032
Receivable for shares sold	456,072
Prepaid expenses and other assets	92,552
Total Assets	3,428,191,961
LIABILITIES
Payable for investments purchased	79,807,903
Payable for investment advisory fees (Note 4)	3,893,270
Payable for distribution fees (Note 4)	766,288
Payable for legal fees	395,609
Payable for lines of credit interest expense (Note 7)	275,555
Payable for printing fees	174,347
Payable for shares redeemed	170,742
Payable for shareholder servicing fees (Note 4)	165,991
Payable for transfer agency fees (Note 4)	114,290
Payable for administration fees (Note 4)	96,838
Payable for administrative service fees	64,375
Payable for audit and tax fees	29,638
Payable for compliance service fees	27,185
Payable for custody fees	25,920
Payable for trustees’ fees (Note 4)	11,995
Total Liabilities	86,019,946
Commitments and contingencies (Note 3)
NET ASSETS	$3,342,172,015
NET ASSETS CONSIST OF
Paid-in capital	$2,558,342,336
Total distributable earnings	783,829,679
NET ASSETS	$3,342,172,015
PRICING OF SHARES
Class A:
Net asset value	$23.99
Net assets	$405,562,845
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	16,908,570
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$25.45
Class C:
Net asset value and maximum offering price	$22.13
Net assets	$299,626,423
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	13,540,381
Class I:
Net asset value and maximum offering price	$24.65
Net assets	$1,706,917,061
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	69,258,937
Class M:
Net asset value and maximum offering price	$22.89
Net assets	$865,059,225
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	37,794,033
Class L:
Net asset value	$23.50
Net assets	$65,006,461
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,765,908
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$24.54

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2026	22

Apollo Diversified Real Estate Fund	Statement of Operations

For the Six Months Ended March 31, 2026 (Unaudited)
INVESTMENT INCOME
Dividend Income (Note 2)	$40,809,347
Interest income (Note 2)	2,159,934
Total Investment Income	42,969,281

EXPENSES
Investment advisory fees (Note 4)	26,248,604
Administration fees (Note 4)	584,947
Shareholder servicing fees (Note 4)
Class A	515,133
Class C	376,313
Class L	78,014
Distribution fees (Note 4)
Class C	1,128,938
Class L	78,014
Class M	3,308,051
Lines of credit interest expense (Note 7)	3,955,190
Transfer agency fees (Note 4)	1,504,315
Administrative service fees (Note 4)	992,154
Legal fees	887,599
Reports to shareholders and printing fees	641,972
Insurance fees	134,949
Trustees’ fees (Note 4)	133,379
Custody fees	98,734
State registration fees	46,540
Audit and tax fees	34,960
Compliance fees	16,590
Other expenses	51,234
Total Expenses	40,815,630
Fees waived/expenses reimbursed by Adviser (Note 4)	(2,327,434)
Net Expenses	38,488,196
Net Investment Income	4,481,085
Net realized gain on investments	184,207,492
Net change in unrealized depreciation on investments	(164,565,994)
NET REALIZED GAIN AND UNREALIZED LOSS ON INVESTMENTS	19,641,498
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,122,583

See Notes to Financial Statements.

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Apollo Diversified Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2026 (Unaudited)	For the Year Ended September 30, 2025
OPERATIONS:
Net investment income	$4,481,085	$29,392,866
Net realized gain on investments	184,207,492	178,801,175
Net change in unrealized depreciation on investments	(164,565,994)	(238,549,121)
Net Increase/(Decrease) in Net Assets Resulting from Operations	24,122,583	(30,355,080)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(10,915,838)	(16,233,013)
From return of capital	—	(8,859,970)
Class C
From distributable earnings	(8,413,634)	(12,320,904)
From return of capital	—	(6,488,309)
Class I
From distributable earnings	(45,534,936)	(71,343,995)
From return of capital	—	(38,665,117)
Class M
From distributable earnings	(23,561,449)	(32,441,203)
From return of capital	—	(17,926,867)
Class L
From distributable earnings	(1,754,570)	(2,435,979)
From return of capital	—	(1,366,703)
Total Distributions to Shareholders	(90,180,427)	(208,082,060)
BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS:
Class A
Shares sold	1,923,624	10,635,707
Distributions reinvested	6,242,748	13,715,719
Shares redeemed (Note 8)	(35,812,641)	(89,710,595)
Exchanged out	(4,807,267)	(10,649,098)
Class C
Shares sold	253,321	2,715,506
Distributions reinvested	4,958,381	10,689,230
Shares redeemed (Note 8)	(21,622,965)	(47,759,367)
Exchanged out	(9,135,108)	(18,036,152)
Class I
Shares sold	30,858,390	139,031,413
Distributions reinvested	22,023,250	49,518,646
Shares redeemed (Note 8)	(252,440,566)	(592,519,438)
Exchanged in	14,641,286	28,836,299
Class M
Shares sold	515,145	4,324,146
Distributions reinvested	17,080,586	35,983,877
Shares redeemed (Note 8)	(51,219,829)	(108,343,083)
Exchanged out	(651,082)	(62,049)
Class L
Shares sold	78,515	564,278
Distributions reinvested	1,007,174	2,352,669
Shares redeemed (Note 8)	(4,276,018)	(8,614,668)
Exchanged out	(47,829)	(89,000)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(280,430,885)	(577,415,960)
Net decrease in net assets	(346,488,729)	(815,853,100)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2026	24

Apollo Diversified Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2026 (Unaudited)	For the Year Ended September 30, 2025
NET ASSETS:
Beginning of period	3,688,660,744	4,504,513,844
End of period	$3,342,172,015	$3,688,660,744

Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES:
Class A
Beginning shares	18,243,752	21,264,737
Shares sold	78,712	422,902
Distributions reinvested	258,072	552,425
Shares redeemed	(1,474,652)	(3,570,699)
Exchanged out	(197,314)	(425,613)
Net decrease in shares outstanding	(1,335,182)	(3,020,985)
Ending shares	16,908,570	18,243,752
Class C
Beginning shares	14,673,527	16,913,792
Shares sold	11,199	116,059
Distributions reinvested	221,754	463,086
Shares redeemed	(961,747)	(2,045,867)
Exchanged out	(404,352)	(773,543)
Net decrease in shares outstanding	(1,133,146)	(2,240,265)
Ending shares	13,540,381	14,673,527
Class I
Beginning shares	76,679,634	91,284,734
Shares sold	1,233,244	5,391,782
Distributions reinvested	886,431	1,945,229
Shares redeemed	(10,124,774)	(23,065,790)
Exchanged in	584,402	1,123,679
Net decrease in shares outstanding	(7,420,697)	(14,605,100)
Ending shares	69,258,937	76,679,634
Class M
Beginning shares	39,265,864	42,085,642
Shares sold	21,943	179,870
Distributions reinvested	739,152	1,511,477
Shares redeemed	(2,205,339)	(4,508,630)
Exchanged out	(27,587)	(2,495)
Net decrease in shares outstanding	(1,471,831)	(2,819,778)
Ending shares	37,794,033	39,265,864
Class L
Beginning shares	2,901,679	3,134,739
Shares sold	3,299	23,084
Distributions reinvested	42,487	96,498
Shares redeemed	(179,550)	(349,052)
Exchanged out	(2,007)	(3,590)
Net decrease in shares outstanding	(135,771)	(233,060)
Ending shares	2,765,908	2,901,679

See Notes to Financial Statements.

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Apollo Diversified Real Estate Fund	Statement of Cash Flows

For the Six Months Ended March 31, 2026 (Unaudited)
Operating Activities:
Net increase in net assets resulting from operations	$24,122,583
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(421,345,702)
Net purchases of short-term investment	(81,908,799)
Proceeds from sale of investments	908,695,807
Net realized gain on investments	(184,207,492)
Net change in unrealized depreciation on investments	164,565,994
Amortization and accretion of discounts and premiums, net	(42,078)
Change in operating assets and liabilities:
Dividend receivables	1,697,462
Interest receivables	(977,550)
Prepaid expenses and other assets	143,531
Payable for investment advisory fees	(278,025)
Payable for distribution fees	(20,319)
Payable for lines of credit interest expense	(286,110)
Payable for legal fees	132,235
Payable for administrative service fees	(180,391)
Payable for shareholder servicing fees	(8,726)
Payable for transfer agency fees	(26,365)
Payable for printing fees	70,935
Payable for administration fees	2,630
Payable for custody fees	(11,270)
Payable for trustees’ fees	660
Payable for audit and tax fees	29,638
Payable for compliance service fees	27,185
Accrued expenses and other liabilities	(5,050)
Net cash provided by operating activities	410,190,783

Financing Activities:
Net cash paid on lines of credit	(42,000,000)
Proceeds from shares sold	33,989,567
Payment for shares redeemed	(365,201,277)
Distributions paid to shareholders	(38,868,288)
Net cash used in financing activities	(412,079,998)
Net decrease in cash during the period	(1,889,215)

Cash and cash equivalents , beginning of period	$1,889,215
Cash and cash equivalents , end of period	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$51,312,139
Cash paid during the period for interest from bank borrowing:	4,241,300

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2026	26

Apollo Diversified Real Estate Fund - Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2026 (Unaudited)		For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net asset value, beginning of period	$24.44		$25.88	$25.45	$28.93	$27.67	$24.93

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.20	0.25	0.48	0.35	0.39
Net realized and unrealized gain/(loss)	0.15		(0.33)	1.52	(2.53)	2.47	3.74
Total from investment operations	0.19		(0.13)	1.77	(2.05)	2.82	4.13

DISTRIBUTIONS:
From net investment income	(0.32)		–	(0.12)	–	(0.04)	(0.15)
From net realized gain on investments	(0.32)		(0.83)	–	–	(0.39)	(0.19)
Return of capital	–		(0.48)	(1.22)	(1.43)	(1.13)	(1.05)
Total distributions(b)	(0.64)		(1.31)	(1.34)	(1.43)	(1.56)	(1.39)

Net increase/(decrease) in net asset value	(0.45)		(1.44)	0.43	(3.48)	1.26	2.74
Net asset value, end of period	$23.99		$24.44	$25.88	$25.45	$28.93	$27.67
TOTAL RETURN(c)	0.76%		(0.47)%	7.18%	(7.27)%	10.19%	17.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$405,563		$445,827	$550,333	$640,222	$756,171	$719,324
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.26	%(e)	2.19%	2.49%	2.03%	1.98%	1.97%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.13	%(e)	2.14%	2.48%	2.03%	1.98%	1.98%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(f)	0.33	%(e)	0.79%	0.99%	1.74%	1.16%	1.48%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.04	%(e)	1.95%	1.92%	1.87%	1.87%	1.89%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.90	%(e)	1.91%	1.91%	1.87%	1.87%	1.90%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(f)	0.42%		0.98%	1.55%	1.90%	1.27%	1.57%
Portfolio turnover rate	14%		15%	15%	16%	19%	42%

See Notes to Financial Statements.

27	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund - Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar period/year generally will be made from the Fund's net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund's assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund's distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund's returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund's distributions are supported by the Fund's returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund's distributions are supported by economic returns is to examine the Fund's Net Asset Value (“NAV”) over the course of a period/year. If the Fund's NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund's NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the period indicated. Total returns would have been lower/higher had certain expenses not been waived or recouped by the Adviser during the years ended September 30, 2021, 2024 and 2025. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns do not include sales load.
(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(e)	Annualized.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2026	28

Apollo Diversified Real Estate Fund - Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2026 (Unaudited)		For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net asset value, beginning of period	$22.65		$24.17	$23.96	$27.44	$26.44	$24.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.04)		0.01	0.06	0.26	0.12	0.18
Net realized and unrealized gain/(loss)	0.13		(0.31)	1.40	(2.39)	2.36	3.59
Total from investment operations	0.09		(0.30)	1.46	(2.13)	2.48	3.77

DISTRIBUTIONS:
From net investment income	(0.29)		–	(0.11)	–	(0.03)	(0.13)
From net realized gain on investments	(0.32)		(0.78)	–	–	(0.39)	(0.19)
Return of capital	–		(0.44)	(1.14)	(1.35)	(1.06)	(1.01)
Total distributions(b)	(0.61)		(1.22)	(1.25)	(1.35)	(1.48)	(1.33)

Net increase/(decrease) in net asset value	(0.52)		(1.52)	0.21	(3.48)	1.00	2.44
Net asset value, end of period	$22.13		$22.65	$24.17	$23.96	$27.44	$26.44
TOTAL RETURN(c)	0.41%		(1.23)%	6.32%	(7.95)%	9.38%	16.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$299,626		$332,354	$408,799	$469,153	$572,528	$513,220
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.98	%(e)	2.95%	3.25%	2.79%	2.73%	2.72%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.84	%(e)	2.90%	3.23%	2.79%	2.73%	2.73%
Ratio of net investment income/(loss) to average net assets including fee waivers and reimbursements(d)(f)	(0.39	)%(e)	0.04%	0.24%	0.98%	0.41%	0.72%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.75	%(e)	2.71%	2.68%	2.63%	2.62%	2.64%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.62	%(e)	2.66%	2.66%	2.63%	2.62%	2.65%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(f)	(0.30)%		0.23%	0.80%	1.14%	0.52%	0.81%
Portfolio turnover rate	14%		15%	15%	16%	19%	42%

See Notes to Financial Statements.

29	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund - Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar period/year generally will be made from the Fund's net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund's assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund's distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund's returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund's distributions are supported by the Fund's returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund's distributions are supported by economic returns is to examine the Fund's Net Asset Value (“NAV”) over the course of a period/year. If the Fund's NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund's NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the period indicated. Total returns would have been lower/higher had certain expenses not been waived or recouped by the Adviser during the years ended September 30, 2021, 2024 and 2025. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return does not include sales load.
(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(e)	Annualized.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2026	30

Apollo Diversified Real Estate Fund - Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2026 (Unaudited)		For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net asset value, beginning of period	$25.07		$26.49	$25.98	$29.45	$28.10	$25.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.26	0.32	0.56	0.44	0.46
Net realized and unrealized gain/(loss)	0.16		(0.34)	1.56	(2.57)	2.49	3.80
Total from investment operations	0.23		(0.08)	1.88	(2.01)	2.93	4.26

DISTRIBUTIONS:
From net investment income	(0.33)		–	(0.12)	–	(0.05)	(0.15)
From net realized gain on investments	(0.32)		(0.84)	–	–	(0.39)	(0.19)
Return of capital	–		(0.50)	(1.25)	(1.46)	(1.14)	(1.07)
Total distributions(b)	(0.65)		(1.34)	(1.37)	(1.46)	(1.58)	(1.41)

Net increase/(decrease) in net asset value	(0.42)		(1.42)	0.51	(3.47)	1.35	2.85
Net asset value, end of period	$24.65		$25.07	$26.49	$25.98	$29.45	$28.10
TOTAL RETURN(c)	0.90%		(0.26)%	7.47%	(7.00)%	10.45%	17.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,706,917		$1,922,380	$2,417,747	$2,693,671	$3,125,198	$1,947,652
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.02	%(e)	1.95%	2.25%	1.78%	1.71%	1.72%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.89	%(e)	1.90%	2.23%	1.78%	1.71%	1.73%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(f)	0.57	%(e)	1.03%	1.24%	1.99%	1.45%	1.72%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	1.79	%(e)	1.71%	1.68%	1.62%	1.60%	1.65%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.66	%(e)	1.66%	1.66%	1.62%	1.60%	1.66%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(f)	0.66%		1.23%	1.80%	2.15%	1.56%	1.80%
Portfolio turnover rate	14%		15%	15%	16%	19%	42%

See Notes to Financial Statements.

31	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund - Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar period/year generally will be made from the Fund's net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund's assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund's distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund's returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund's distributions are supported by the Fund's returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund's distributions are supported by economic returns is to examine the Fund's Net Asset Value (“NAV”) over the course of a period/year. If the Fund's NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund's NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the period indicated. Total returns would have been lower/higher had certain expenses not been waived or recouped by the Adviser during the years ended September 30, 2021, 2024 and 2025. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns do not include sales load.
(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(e)	Annualized.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2026	32

Apollo Diversified Real Estate Fund - Class M	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2026 (Unaudited)		For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net asset value, beginning of period	$23.39		$24.90	$24.61	$28.11	$27.02	$24.46

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.02)		0.07	0.12	0.33	0.20	0.25
Net realized and unrealized gain/(loss)	0.14		(0.32)	1.46	(2.44)	2.40	3.67
Total from investment operations	0.12		(0.25)	1.58	(2.11)	2.60	3.92

DISTRIBUTIONS:
From net investment income	(0.30)		–	(0.11)	–	(0.03)	(0.14)
From net realized gain on investments	(0.32)		(0.80)	–	–	(0.39)	(0.19)
Return of capital	–		(0.46)	(1.18)	(1.39)	(1.09)	(1.03)
Total distributions(b)	(0.62)		(1.26)	(1.29)	(1.39)	(1.51)	(1.36)

Net increase/(decrease) in net asset value	(0.50)		(1.51)	0.29	(3.50)	1.09	2.56
Net asset value, end of period	$22.89		$23.39	$24.90	$24.61	$28.11	$27.02
TOTAL RETURN(c)	0.52%		(1.00)%	6.64%	(7.71)%	9.64%	16.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$865,059		$918,524	$1,047,854	$1,140,868	$1,430,890	$1,136,373
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.76	%(e)	2.69%	3.00%	2.53%	2.47%	2.47%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.63	%(e)	2.64%	2.99%	2.53%	2.47%	2.47%
Ratio of net investment income/(loss) to average net assets including fee waivers and reimbursements(d)(f)	(0.17	)%(e)	0.29%	0.49%	1.23%	0.67%	0.99%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.54	%(e)	2.45%	2.42%	2.37%	2.36%	2.40%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.40	%(e)	2.41%	2.41%	2.37%	2.36%	2.40%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(f)	(0.08)%		0.49%	1.06%	1.39%	0.78%	1.06%
Portfolio turnover rate	14%		15%	15%	16%	19%	42%

See Notes to Financial Statements.

33	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund - Class M	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar period/year generally will be made from the Fund's net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund's assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund's distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund's returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund's distributions are supported by the Fund's returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund's distributions are supported by economic returns is to examine the Fund's Net Asset Value (“NAV”) over the course of a period/year. If the Fund's NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund's NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the period indicated. Total returns would have been lower/higher had certain expenses not been waived or recouped by the Adviser during the years ended September 30, 2024 and 2025. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return does not include sales load.
(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(e)	Annualized.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2026	34

Apollo Diversified Real Estate Fund - Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2026 (Unaudited)		For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net asset value, beginning of period	$23.98		$25.45	$25.09	$28.58	$27.40	$24.74

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01		0.14	0.19	0.41	0.27	0.32
Net realized and unrealized gain/(loss)	0.14		(0.32)	1.48	(2.49)	2.45	3.71
Total from investment operations	0.15		(0.18)	1.67	(2.08)	2.72	4.03

DISTRIBUTIONS:
From net investment income	(0.31)		–	(0.11)	–	(0.04)	(0.14)
From net realized gain on investments	(0.32)		(0.82)	–	–	(0.39)	(0.19)
Return of capital	–		(0.47)	(1.20)	(1.41)	(1.11)	(1.04)
Total distributions(b)	(0.63)		(1.29)	(1.31)	(1.41)	(1.54)	(1.37)

Net increase/(decrease) in net asset value	(0.48)		(1.47)	0.36	(3.49)	1.18	2.66
Net asset value, end of period	$23.50		$23.98	$25.45	$25.09	$28.58	$27.40
TOTAL RETURN(c)	0.63%		(0.69)%	6.91%	(7.46)%	9.93%	16.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$65,006		$69,575	$79,780	$86,118	$100,675	$88,449
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.48	%(e)	2.42%	2.73%	2.27%	2.21%	2.21%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.35	%(e)	2.37%	2.73%	2.27%	2.21%	2.21%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(f)	0.11	%(e)	0.57%	0.75%	1.50%	0.93%	1.24%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.26	%(e)	2.18%	2.15%	2.11%	2.10%	2.13%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.12	%(e)	2.13%	2.15%	2.11%	2.10%	2.13%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(f)	0.20%		0.76%	1.33%	1.66%	1.04%	1.32%
Portfolio turnover rate	14%		15%	15%	16%	19%	42%

See Notes to Financial Statements.

35	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund - Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar period/year generally will be made from the Fund's net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund's assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund's distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund's returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund's distributions are supported by the Fund's returns. The characteristics of the Fund's distributions may include net investment income and realized capital gains in periods/years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund's distributions are supported by economic returns is to examine the Fund's Net Asset Value (“NAV”) over the course of a period/year. If the Fund's NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund's NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year ended September 30, 2025. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return does not include sales load.
(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(e)	Annualized.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2026	36

Apollo Diversified Real Estate Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Information about the Fund’s senior securities is shown in the following table:

	For the Six Months Ended March 31, 2026 (Unaudited)	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Lines of Credit Total Amount Outstanding (000’s)	N/A	$42,000	$399,200	$211,750	$172,750	$139,000
Asset Coverage Per $1,000 of Lines of Credit Outstanding(a)	N/A	$88,825	$12,284	$24,755	$35,648	$32,691

(a)	Calculated by subtracting the Fund's total liabilities (excluding the indebtedness represented by the Lines of Credit (as defined in Note 7 of the Notes to Financial Statements) from the Fund's total assets and dividing by the total amount outstanding on the Lines of Credit. The Asset Coverage ratio is then multiplied by $1,000 to determine the “Asset Coverage Per $1,000 of Lines of Credit Outstanding.”

See Notes to Financial Statements.

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Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

1. ORGANIZATION

Apollo Diversified Real Estate Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014 and is authorized to issue an unlimited number of shares with no par value. The Fund’s investment adviser is Apollo Real Estate Fund Adviser, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016, and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Determination of the Fund’s Net Asset Value – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Valuation of the Fund’s Portfolio – The Fund’s Board of Trustees (the “Board” or “Trustees”) has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Public Securities – The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over-the-counter market, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Valuation Designee may recommend valuation through other means.

Semi-Annual Report | March 31, 2026	38

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as REITs for tax purposes. The Private Investment Funds generally include private funds investing in real estate assets (“Private Equity Funds”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. GAAP fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

ASC Topic 820 - Fair Value Measurement and Disclosures (“ASC 820”) allows the Fund, as a practical expedient, to estimate the fair value of the Private Investment Funds by using the NAV per share of each respective investment as of the Fund’s measurement date. Under ASC 820, investments utilizing the practical expedient are not to be categorized in the fair value hierarchy described below and included in the Fund’s financial statements but rather, the number of investments measured using the NAV practical expedient is disclosed to permit reconciliation of the fair value of investments in the hierarchy to the corresponding line items in the Fund’s balance sheet.

Private Equity Funds. The Private Equity Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Equity Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Equity Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private equity real estate market. This process is applied daily to each respective Private Equity Fund until the receipt of the next Sponsor NAV. Certain of the Private Equity Funds may provide the Adviser with a daily valuation and in such instances the Index is not applied. The Index seeks to reflect market conditions of the broader private equity real estate market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index is comprised of private real estate investment funds (“Index Constituents”) that produce a daily NAV and generally hold institutional quality assets. The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Equity Fund following the conclusion of such Private Equity Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Private Debt Funds. The Private Debt Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Debt Fund sponsor, if necessary. The Fund will, in certain cases, accrue income on a daily basis for each Private Debt Fund based on the prior period’s distribution rate and/or guidance provided by each respective Private Debt Fund sponsor. In the event that a Sponsor NAV is not provided by a Private Debt Fund following the conclusion of such Private Debt Fund’s valuation period, or if the Adviser becomes aware of an event warranting an update to a Private Debt Fund valuation, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Fair Value Measurements – In accordance with ASC 820, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

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Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2026, maximized the use of observable inputs and minimized the use of unobservable inputs. For the period ended March 31, 2026, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of March 31, 2026:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$2,340,490,954
Publicly Traded Securities	641,725,613	–	–	641,725,613
Commercial Mortgage-Backed Securities	–	211,519,399	–	211,519,399
Common Stocks	61,514,168	–	–	61,514,168
Preferred Stocks	30,538,942	–	–	30,538,942
Closed-End Fund	2,069,540	–	–	2,069,540
Short Term Investment	88,104,362	–	–	88,104,362
Total	$823,952,625	$211,519,399	$–	$3,375,962,978

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The carrying and fair value of the Fund’s debt obligation, if any, would be categorized as Level 2 in the fair value hierarchy.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

Investment Income – Interest income is accrued and recorded on a daily basis including income earned from money market funds. Dividend income is recorded on the ex-dividend date.

Distributions to Shareholders – Distributions from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Distributions from Underlying Investments – For the period ended March 31, 2026, the Fund received gross distributions of $57,628,176. The tax character of distributions may take several forms, including dividends, capital gains, and/or return of capital. Dividend Income as disclosed in the Fund’s Statement of Operations reflects distributions received net of tax and other miscellaneous adjustments.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund (“Unfunded Commitment”). Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund’s defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund’s existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of March 31, 2026, the Fund had total Unfunded Commitments in the amount of $62,500,000.

Semi-Annual Report | March 31, 2026	40

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns for open tax years or expected to be taken in the Fund’s 2026 returns.

Segment Reporting – The Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, “Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund operates under one operating segment and reporting unit. In connection with the adoption of ASU 2023-07, the Fund’s President or designee acts as the Fund’s CODM and is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements. The Fund’s adoption of this guidance did not have a material impact on the Fund’s financial position, results of operations or cash flows.

Income Taxes – In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which intends to improve the transparency of income tax disclosures. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund adopted ASU 2023-09 effective December 31, 2025 and concluded that the application of this guidance did not have any material impact on its financial statements.

Income Statement - Reporting Comprehensive Income – In November 2024, the FASB issued ASU 2024-03, “Income Statement - Reporting Comprehensive Income - Expense Disaggregation Disclosures” (Subtopic 220-40) (“ASU 2024-03”). The amendments in ASU 2024-03 improve financial reporting by requiring that public business entities disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. This information generally is not presented in the financial statements today. The amendments in ASU 2024-03 are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Fund does not expect the adoption of ASU 2024-03 to have a material impact on its year-end financial statements.

3. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund’s investment activities involve commitments to, executions, settlement and financing of, various transactions resulting in receivables from, and payables to, brokers, dealers and other counterparties. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

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Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

As of March 31, 2026, the Fund had Unfunded Commitments outstanding, as detailed below:

Value	Fund Name	Redemption Frequency	Redemption Notice (Days)		Unfunded Commitments as of March 31, 2026
$35,823,350	Affinius U.S. Government Building Fund	Quarterly	60		$0
111,314,098	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90		0
97,465,426	Article Student Living Income and Growth L.P.	Quarterly	N/A	*	0
11,109,501	BGO Diversified US Property Fund, L.P.	Quarterly	45		0
34,630,050	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	N/A	*	0
34,150,549	CBRE U.S. Core Partners, L.P.	Quarterly	60		0
115,143,646	CBRE U.S. Credit Partners, L.P.	Quarterly	N/A	*	0
257,167,937	CBRE U.S. Logistics Partners, L.P.	Quarterly	90		0
66,790,949	Clarion Gables Multifamily Trust, L.P.	Quarterly	90		0
63,088,779	Clarion Lion Industrial Trust, L.P.	Quarterly	90		0
97,698,222	Clarion Lion Properties Fund, L.P.	Quarterly	90		0
217,668,302	Cortland Growth and Income Fund, L.P.	Quarterly	90		0
16,179,247	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90		0
120,440,721	Dream U.S. Industrial Fund, L.P.	Quarterly	90		0
13,861,972	Heitman America Real Estate Trust, L.P.	Quarterly	90		0
17,625,083	Heitman Core Real Estate Debt Income Trust	Quarterly	N/A	*	0
20,955,719	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60		0
53,504,490	Manulife U.S. Real Estate Fund, L.P.	Quarterly	60		0
140,451,859	Morgan Stanley Prime Property Fund	Quarterly	90		0
116,180,124	Oaktree Real Estate Income Fund, L.P.	Quarterly	90		0
17,460,749	PRISA, L.P.	Quarterly	90		0
125,005,478	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90		0
72,220,254	Realty Income U.S. Core Plus Fund, L.P.	Quarterly	90		62,500,000
25,565,990	Sagard U.S. Property Fund	Quarterly	90		0
13,392,693	Sentinel Real Estate Fund, L.P.	Quarterly	N/A	**	0
16,357,723	Stockbridge Smart Markets Fund, L.P.	Quarterly	45		0
3,490,463	TA Realty Core Property Fund, L.P.	Quarterly	45		0
136,922,966	TA Realty Logistics Fund, L.P.	Quarterly	45		0
112,143,843	Third Point Private CRE Credit Fund L.P.	Quarterly	90		0
9,162,980	UBS Trumbull Property Fund	Quarterly	60		0
167,517,791	Ventas Life Science and Healthcare Real Estate Fund	Quarterly	90		0
$2,340,490,954					$62,500,000

*	The Private Investment Fund has notified limited partners of its intent to liquidate, though the timing remains unknown.
**	Written notice required for redemption, no minimum timeline required.

4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly at an annual rate of 1.50% of the average daily net assets of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) so that the total annual operating expenses of the Fund do not exceed 1.91% per annum of Class A average daily net assets, 2.66% per annum of Class C average daily net assets, 1.66% per annum of Class I average daily net assets, 2.41% per annum of Class M average daily net assets and 2.16% per annum of Class L average daily net assets (the “Expense Limitations”). The Expense Limitation Agreement will remain in effect until May 31, 2027, unless and until the Trustees approve its modification or termination. The Expense Limitation Agreement may not be terminated by the Adviser. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded.

Semi-Annual Report | March 31, 2026	42

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

During the period ended March 31, 2026, fees waived by the Fund totaled $2,327,434. The balance of recoupable expenses for the Fund are as follows:

Expires September 30, 2026	Expires September 30, 2027	Expires September 30, 2028	Expires March 31, 2029
$–	$542,664	$1,909,521	$2,327,434

During the period ended March 31, 2026, previously recoupable expenses totaling $0 expired.

During the period ended March 31, 2026, sub-advisory services were provided to the Fund pursuant to sub-advisory agreements between the Adviser and both Aon Investments USA Inc. (“Aon” or the “Sub-Adviser”) and CenterSquare Investment Management LLC (“CenterSquare”). Under the terms of the respective sub-advisory agreement, the Adviser compensated each sub-adviser based on a portion of the Fund’s average daily net assets which have been allocated to such sub-adviser to manage. Fees paid to a sub-adviser are not an expense of the Fund. Effective as of the close of business on February 3, 2026 (the “Effective Date”), CenterSquare no longer serves as a sub-adviser to the Fund, and the Adviser has assumed direct management of the portion of the Fund’s assets previously managed by CenterSquare. The fee tables are as follows:

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Managed by CenterSquare
$0 to $50M	0.50%
$50M to $100M	0.45%
$100M to $150M	0.40%
Over $150M	0.35%

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Advised by Aon
$0 to $500M	0.15%
$500M to $750M	0.125%
$750M to $1B	0.10%
Over $1B	0.07%

Fund Administrator and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses. In addition, the Fund and the Adviser have also entered into an administration agreement, pursuant to which the Adviser will be entitled to reimbursement by the Fund of the Adviser’s cost of providing the Fund with certain non-advisory services, including the allocable portion of the compensation paid by Apollo to the Fund’s officers and their respective staffs. If the Adviser engages any persons (including sub-administrators) or any of its affiliates, including persons who are officers of the Fund, to provide accounting, legal, clerical, compliance, technology or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Adviser for its costs in providing such services to the Fund (which costs may include an allocation of overhead including the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses).

Transfer Agency Fees and Expenses

SS&C GIDS, Inc. (formerly known as DST Systems, Inc.) serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

UMB Bank, N.A. serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Fund’s Class C and Class M shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class M shares, payable on a monthly basis. Class L shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to Class L shares, payable on a monthly basis. For the period ended March 31, 2026, Class C, Class M and Class L shares incurred distribution fees of $1,128,938, $3,308,051 and $78,014, respectively. Class A and Class I shares are not currently subject to a distribution fee. Under the Shareholder Services Plan, the Fund’s Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. Class I and Class M shares are not currently subject to a shareholder services fee. For the period ended March 31, 2026, Class A, Class C and Class L shares incurred shareholder servicing fees of $515,133, $376,313 and $78,014, respectively.

43	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC, a registered broker-dealer affiliate of the Adviser. Pursuant to the terms of the wholesale marketing agreement, Griffin Capital Securities, LLC will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, wirehouses and registered investment advisers.

Officer and Trustee Compensation

Each Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund (an “Independent Trustee”) receives an annual retainer of $65,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per Independent Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities. The Fund may reimburse the allocable portion of the compensation paid by Apollo (or its affiliates) to the Fund’s officers.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2026, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$504,231,923	$848,064,169

6. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

For Federal Income tax purposes, the Fund utilizes a tax year end of September 30. Accordingly, the tax components included herein are based on tax attributes as of September 30, 2025.

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2025	$11,376,498	$123,398,596	$73,306,966

On December 19, 2025, the Fund paid an income distribution to shareholders in the aggregate amount of $45,806,027. Subject to applicable law, it has been subsequently determined that $45,806,027 (100%) is estimated to be ordinary income and, accordingly, this updated information is being provided pursuant to Rule 19a-1(e) under the 1940 Act. Such source designation and amount are for financial accounting purposes and do not reflect the tax character of the distribution; they are estimates only and are not being provided for tax reporting purposes.

As of March 31, 2026, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Gross	Gross
Appreciation	Depreciation	Net Unrealized
(excess of value	(excess of tax	Appreciation/	Cost of Investments for
over tax cost)	cost over value)	(Depreciation)	Income Tax Purposes
$796,054,556	$(149,910,599)	$646,143,957	$2,729,819,022

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships, and certain other investments.

Semi-Annual Report | March 31, 2026	44

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

7. LINES OF CREDIT

During the period ended March 31, 2026, the Fund had secured bank lines of credit (“Lines of Credit”) through BNP Paribas Prime Brokerage International, Ltd. (“BNP”) and Bank of America N.A (“Bank of America”) subject to the limitations of the 1940 Act for borrowings.

Borrowings under the BNP arrangement bear interest at Overnight Bank Funding Rate plus a spread of 60 basis points at the time of borrowing. The BNP arrangement was amended during the period to include a maximum finance cap of $800,000,000 which may be increased on request of the Fund, with approval by BNP, up to a certain percentage of the Fund’s market value attributable to publicly traded real estate securities. In connection therewith, the Fund is also required to pay an unused commitment fee rate equal to 40 basis points per annum on any unused borrowings. During the period ended March 31, 2026, the Fund had outstanding borrowings for 113 days and incurred $1,158,918 of interest expense related to its outstanding borrowings under the BNP arrangement. For the 113 days during which the Fund had outstanding borrowings under the BNP arrangement, average borrowings were $86,044,248 and the average interest rate was 4.33%. The Fund incurred $1,545,022 of total unused commitment fees, which is included in the Lines of Credit interest expense line item on the Statement of Operations. As of March 31, 2026, the Fund had no outstanding borrowings under the BNP arrangement. As collateral for outstanding borrowings, the Fund grants BNP a first position security interest in and lien on securities of any kind or description held by the Fund in the respective collateral accounts at the Fund’s custodian. In connection with the use of the BNP arrangement, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The terms of the BNP arrangement provide that the Fund continues to receive dividends and interest on rehypothecated securities. The Fund has the right under the BNP arrangement to recall rehypothecated securities from BNP on demand. If BNP fails to deliver a recalled security in a timely manner, the BNP arrangement provides for compensation by BNP to the Fund for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNP, for the Fund, upon notice to BNP, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. As of March 31, 2026, BNP did not rehypothecate any securities pledged by the Fund as collateral pursuant to the BNP arrangement, and during the period ended March 31, 2026, the Fund received no cash compensation in the form of a reduction in amounts owed under the BNP arrangement.

Borrowings under the Bank of America arrangement bear interest based on an applicable Secured Overnight Financing Rate (SOFR) rate plus a spread of 220 basis points and an applicable SOFR adjustment. The Fund is also required to pay an unused commitment fee rate equal to 55 basis points per annum on any unused borrowings. The Bank of America arrangement is subject to a maximum commitment of $450,000,000, although the Fund may request an increase to the maximum commitment subject to certain conditions. During the six month period ended March 31, 2026, the Fund had no outstanding borrowings and incurred no interest expense related to borrowings under the Bank of America arrangement. The Fund incurred $1,251,250 of total unused commitment fees, which is included in the Lines of Credit interest expense line item on the Statement of Operations. As collateral for outstanding borrowings, the Fund grants Bank of America a first position security interest in and lien on securities of any kind or description held by the Fund in the respective collateral accounts at the Fund’s custodian.

8. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% of the outstanding shares of the Fund once each quarter. If shareholders tender for repurchase more than the amount in a repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the amount in a repurchase offer, or if shareholders tender shares in an amount exceeding the amount in a repurchase offer plus 2% of the outstanding shares on the repurchase request deadline, the Fund will repurchase the shares on a pro rata basis. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer (“Repurchase Offer Notice”) that includes the date the repurchase offer period ends (“Repurchase Request Deadline”) and the date the repurchase price will be determined (“Repurchase Pricing Date”). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the six months ended March 31, 2026, the Fund completed two quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of each respective Repurchase Request Deadline. Shareholder repurchase requests received by the Fund in good order by the November 4, 2025 and February 3, 2026 Repurchase Request Deadlines exceeded the number of Fund shares subject to each repurchase offer and, as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 30% of the total number of shares tendered for repurchase on November 4, 2025 and 27% of the total number of shares tendered for repurchase on February 3, 2026. The results of the aforementioned repurchase offers were as follows:

45	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 25, 2025	December 24, 2025
Repurchase Request Deadline	November 4, 2025	February 3, 2026
Repurchase Pricing Date	November 4, 2025	February 3, 2026
Amount Repurchased	$187,236,585	$178,135,434
Shares Repurchased	7,626,860	7,319,202
% of Outstanding Shares Offered to be	5%	5%
Repurchased
% of Outstanding Shares Repurchased	5%	5%

In addition to making quarterly repurchase offers, the Fund offers limited rights to a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. If a shareholder would like to submit a repurchase request due to shareholder death, they can call the Fund at 1.888.926.2688 or contact the financial intermediary, financial adviser or broker/dealer through which the shares are owned. Requests due to death are intended for natural persons and will require additional supporting documents.

9. PRINCIPAL RISK FACTORS

The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Private Investment Fund Risk – The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The incentive fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee. The Private Investment Funds are not publicly traded and therefore may not be as liquid as other types of investments. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle and also may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by the Fund when compared to unleveraged investments. For example, these Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, and the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

The managers of Private Investment Funds may draw down on the Fund’s capital commitment all at once or in a series of capital calls. The portion of the Fund’s commitment to a Private Investment Fund that has not been called is referred to as an “unfunded commitment.” The Fund may have a contractual obligation to provide capital to meet its unfunded commitment when the managers of a Private Investment Fund draw upon the commitment. Pursuant to regulations governing unfunded commitments, at the time the Fund enters into an unfunded commitment, it must have a reasonable belief that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. These regulations could reduce the Fund’s flexibility to make investments in Private Investment Funds and require the Fund to modify its investment strategies. In order to meet its obligations, and these regulatory requirements, the Fund may be required to hold a substantial amount of its assets in money market securities, cash or cash equivalents, possibly for prolong periods of time; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Investment in Private Investment Funds carries the risk of loss due to Private Investment Funds’ fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or poor judgment. During the lifetime of the Fund, there could be material changes in one or more Private Investment Funds, including changes in control and mergers. The effect of such changes on a Private Investment Fund cannot be predicted but could be material and adverse. Given the limited liquidity of the Private Investment Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Private Investment Funds.

Liquidity Risk – The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Semi-Annual Report | March 31, 2026	46

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

General Market Conditions Risk – An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may fluctuate, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of distributions. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of real estate, and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity. No guarantee or representation is made that the Fund’s investment objectives will be achieved.

Failure of Financial Institutions and Sustained Financial Market Illiquidity Risk – The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Fund’s underlying investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open-end Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at its closing NAV. The Money Market Fund is not subject to FDIC insurance.

Correlation Risk – The Fund seeks to produce returns that are less correlated to the broader financial markets over time. Although the prices of equity securities and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Policy Risks – Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. The Fund has in the past received, and may in the future receive, repurchase requests that exceed the limits of a quarterly repurchase offer, and the Fund has in the past repurchased less than the full amount of shares requested, resulting in the repurchase of shares on a pro rata basis.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Distribution Policy Risk – The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a distribution of income or capital gain. Shareholders should not assume that the source of a distribution from the Fund is income or capital gain. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Board reserves the right to change the quarterly distribution policy from time to time.

47	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

Shareholders May Experience Dilution – All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in Fund shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.

Anti-Takeover Provisions – The Fund’s Declaration of Trust (the “Declaration of Trust”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses - Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Fund’s Declaration of Trust provides that the Fund’s Trustees will not be liable to the Fund or the Fund’s shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. The Fund’s Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, the Fund will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Cybersecurity Risk – Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software, and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

There are also special risks associated with particular real estate sectors, or real estate operations generally, as described below:

Retail Properties. Retail properties are affected by shifts in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by factors such as a downturn in the businesses operated by their tenants.

Hospitality Properties. The risks of hotel, motel and similar hospitality properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Healthcare and Life Sciences Properties.

Healthcare and life sciences properties. Healthcare and life sciences properties are affected by federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, and the continued availability of revenue from government reimbursement programs.

Student Housing Properties. Student housing properties are affected by seasonal leasing and cash flow risks, and are subject to unique demand drivers.

Industrial Properties. Industrial properties are affected by downturns in the manufacturing, processing and shipping of goods.

Multifamily Properties. Multifamily properties are affected by adverse economic conditions in the locale, oversupply and rent control laws.

Residential Properties. Residential properties can be significantly affected by the national, regional and local real estate markets. This segment of the real estate industry also is sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Thus, residential properties can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Semi-Annual Report | March 31, 2026	48

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

Shopping Centers. Shopping center properties are affected by changes in the local markets where their properties are located and dependent upon the successful operations and financial condition of their major tenants.

Self-Storage Properties. Self-storage properties are affected by changes to competing local properties, consumer and small business demand for storage space, and the abilities of the management team.

Other factors may contribute to the risk of real estate investments:

Development Issues. Real estate development companies are affected by construction delays and insufficient tenant demand to occupy newly developed properties.

Lack of Insurance. Certain of the companies in the Fund’s portfolio may fail to carry comprehensive liability, fire, flood, wind or earthquake extended coverage and rental loss insurance, or the insurance in place may be subject to various policy specifications, limits and deductibles.

Dependence on Tenants. The ability of real estate companies to make distributions to shareholders depends upon the ability of the tenants at their properties to generate enough income in excess of tenant operating expenses to make their lease payments.

Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

Environmental Issues. Owners of properties that may contain hazardous or toxic substances may be responsible for removal or remediation costs.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge.

REIT Risk – Investments (directly or indirectly) in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

REOC Risk – Real estate operating companies (“REOCs”), like REITs, expose the Fund to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; destruction of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REOCs may also be affected by risks similar to investments in debt securities, including changes in interest rates and the quality of credit extended. REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type which increase the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REOC holds could reduce the cash flow needed to make distributions to investors.

49	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

Commercial Mortgage-Backed Securities Risk – Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare-related properties or other types of income producing real property). Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, the effects of and responses to infectious illness outbreaks, epidemics of pandemics, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. Commercial mortgage-backed securities issued by private issuers may offer higher yields than commercial mortgage-backed securities issued by government issuers, but also may be subject to greater volatility than commercial mortgage-backed securities issued by government issuers. The commercial mortgage-backed securities market may experience substantially lower valuations and greatly reduced liquidity. Commercial mortgage-backed securities held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. The value of CMBS and other mortgage-backed securities in which the Fund may invest generally will have an inverse relationship with interest rates. Accordingly, if interest rates rise, the value of such securities will decline. In addition, to the extent that the mortgage loans which underlie specific mortgage-backed securities are pre-payable, the value of such mortgage securities may be negatively affected by increasing prepayments, which generally occur when interest rates decline.

Residential Mortgage-Backed Securities Risk – The Fund may invest certain of its assets in residential mortgage-backed securities (“RMBS”) and become a holder of RMBS. Holders of RMBS bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized and the securities issued in such securitization may be guaranteed or credit enhanced. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the area where the related mortgaged property is located, the borrower’s equity in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

Structured Products Risk – Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Semi-Annual Report | March 31, 2026	50

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

CLO Risk – In addition to the general risks associated with real estate securities, debt securities and structured products discussed herein, collateralized loan obligations (“CLOs”) carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof, (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

Rehypothecated Securities Risk – In connection with the use of the BNP arrangement for leverage, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The terms of the BNP arrangement provide that the Fund continue to receive dividends and interest on rehypothecated securities. The Fund has the right under the BNP arrangement to recall rehypothecated securities from BNP on demand. If BNP fails to deliver a recalled security in a timely manner, the BNP arrangement provides for compensation by BNP to the Fund for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNP, for the Fund, upon notice to BNP, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The terms of the BNP arrangement pursuant to which portfolio securities pledged by the Fund are rehypothecated may provide for receipt by the Fund, either directly or indirectly through a reduction in the costs associated with the BNP arrangement, of a portion of the fees earned by BNP in connection with the rehypothecation of such portfolio securities. Rehypothecation by BNP of the Fund’s pledged portfolio securities entails risks, including the risk that BNP will be unable or unwilling to return rehypothecated securities, which could result in, among other things, the inability of the Fund to find suitable investments to replace the unreturned securities, thereby impairing the ability of the Fund to achieve its investment objective.

Use of Leverage by the Fund – Although the Fund has the option to borrow, including through certain credit facilities, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return. In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

51	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. In addition, borrowings by the Fund may be made on a secured basis. The Custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Custodian, to redeem the Fund’s investments in underlying Investment Funds without consideration of whether doing so would be in the best interests of the Fund’s shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The use of financial leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.

Reverse Repurchase Agreements Risk – The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Use of Leverage by Underlying Funds – In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize financial leverage. The Underlying Funds may be able to borrow, subject to the limitations of their charters and operative documents. In the case of Private Investment Funds, such funds are not subject to the limitations imposed by the 1940 Act regarding the use of leverage with respect to which registered investment companies, including the Fund, are subject. To that end, the Fund intends to limit its direct borrowing to an amount that does not exceed 33 1/3% of the Fund’s gross asset value. Furthermore, Underlying Funds typically will hold their investments in entities organized as REITs, corporations or other entities and this may allow the Fund’s risk of loss to be limited to the amount of its investment in the Underlying Fund. While leverage presents opportunities for increasing the Fund’s total return, it has the effect of potentially increasing losses as well.

Valuation of Private Investment Funds – While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in Private Investment Funds are not publicly traded and the Fund will depend on the institutional asset manager to a Private Investment Fund to provide a valuation of the Fund’s investment. Moreover, the valuation of the Fund’s investment in a Private Investment Fund, as provided by an institutional asset manager as of a specific date, may vary from the fair value of the investment that may be obtained if such investment were sold to a third party. For information about the value of the Fund’s investment in Private Investment Funds, the Adviser will be dependent on information provided by the Private Investment Funds, including quarterly unaudited financial statements which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares.

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a preferred security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities Risk – Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Fixed income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Fixed income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is the same as the value of the bond or preferred share. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Semi-Annual Report | March 31, 2026	52

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

High Yield Securities Risk – The Fund may invest in debt securities and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. High yield securities offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the security’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the security may decrease. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these securities and reduce the Fund’s ability to sell its securities (liquidity risk). Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price.

Inflation and Interest Rate Risk – Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund and its distributions can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Actions by the Federal Reserve and other central banks may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect our business.

Compliance Failures – Apollo, certain of its affiliates, and the Sub-Adviser, are regulated entities, and any compliance failures or other inappropriate behavior by them may have a material and/or adverse effect on the Fund. The provision of investment management services is regulated in most relevant jurisdictions, and the Sub-Adviser and Apollo must maintain their regulatory authorizations to continue to be involved both in the management of the Fund’s investments and to continue their businesses generally. The Adviser’s or Sub-Adviser’s ability to source and execute investment transactions for the Fund, and investor sentiment with respect to the Fund, may be adversely affected by negative publicity arising from any regulatory compliance failures or other inappropriate behavior by any Apollo affiliate or its investment professionals.

Legal, Tax and Regulatory Risks – Legal, tax and regulatory changes could occur that may adversely affect the Fund or its portfolio companies. There has been, and it is possible that there will be, further involvement of governmental and regulatory authorities in financial markets around the world. For example, the Fund expects to make investments in a number of different industries, some of which are or may become subject to regulation by one or more governmental agencies or authorities. New and existing regulations, changing regulatory requirements and the burdens of regulatory compliance all may have an adverse effect on the performance of investments that operate in these industries.

Neither the Adviser nor Sub-Adviser can predict whether new legislation or regulation (including new tax measures) will be enacted by legislative bodies or governmental agencies, nor can either of them predict what effect such legislation or regulation might have. There can be no assurance that new legislation or regulation, including changes to existing laws and regulations, will not have an adverse effect on the Fund’s investment performance.

Possible Competition Between Underlying Funds and Between the Fund and the Underlying Funds – The Underlying Funds trade independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund’s investments in any particular Underlying Fund could increase the level of competition for the same trades that other Underlying Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Allocation of Investment Opportunities Risk – The Sub-Adviser, directly or through its affiliates, may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited or where the liquidity of such investment opportunities is limited. The results of the Fund’s investment activities may differ significantly from the results achieved by such other managed investment vehicles or accounts. It is possible that one or more of such vehicles or accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund.

53	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

Market Disruptions Risk – The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Changes in Trade Negotiations – In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Highly Volatile Markets – The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

U.S. Debt Ceiling and Budget Deficit Risks – U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. In addition, the Fund may invest in real estate equity or debt and therefore may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general. As of March 31, 2026, the Fund had 96.53% of the value of its net assets invested within the real estate industry.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated March 26, 2026, the Fund offered to repurchase up to 5% of its outstanding shares at the net asset value of such shares on May 5, 2026. Shareholder repurchase requests received by the Fund in good order by May 5, 2026, exceeded the number of shares subject to the Repurchase Offer and, as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 27% of the total number of shares tendered for repurchase by the Repurchase Deadline, which resulted in 7,026,204 shares being repurchased for $172,360,589.

Semi-Annual Report | March 31, 2026	54

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

As previously communicated to shareholders, effective on or about June 2, 2026, the Fund updated its investment strategy, including changes to its 80% investment policy, to reflect continued evolution in the broader real estate markets as well as enhanced execution capabilities through the inclusion of Apollo-originated investments.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

55	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund	Additional Information

March 31, 2026 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1.888.926.2688; (2) on the Fund’s website at www.apollo. com/adref; and (3) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 1.888.926.2688 and will be sent within three business days of receipt of a request.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov.

Semi-Annual Report | March 31, 2026	56

Trustees’ Consideration and Approval of
Apollo Diversified Real Estate Fund	Advisory and Sub-Advisory Agreements

March 31, 2026 (Unaudited)

TRUSTEES’ CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT WITH APOLLO REAL ESTATE FUND ADVISER, LLC

Apollo Real Estate Fund Adviser, LLC (the “Adviser”) supervises the investments of the Fund pursuant to a Management Agreement (the “Management Agreement”). At a meeting of the Fund’s Board of Trustees on March 31, 2026, the Trustees approved the continuation of the Management Agreement for a one-year term. The Board, including the Independent Trustees, concluded that approval of the Management Agreement is in the best interests of the Fund and its shareholders.

In considering whether to approve the Management Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Adviser’s practices regarding brokerage and portfolio transactions; and (6) the Adviser’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1) The nature, extent, and quality of the services to be provided by the Adviser. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance programs, policies, and procedures; the financial condition of the Adviser; and the level of commitment to the Fund and the Adviser by the principals of the Adviser. The Trustees considered the responsibilities of the Adviser under the Management Agreement and reviewed the services provided to the Fund including, without limitation, the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, expertise and experience in the field, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. Furthermore, in light of the removal of a sub-adviser, the Board noted that the Adviser would handle the direct oversight of a larger part of the Fund’s investment portfolio. The Trustees noted the Fund’s investment objective is to generate a return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets, and that the Adviser pursues the investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that the Adviser continues its process of allocating between public and private real estate securities and allows the Fund to invest across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Board noted the Adviser’s robust investment process, which has benefited the Fund through negotiation of fee reductions and other benefits for the Fund. The Trustees reviewed the balance sheet of the Adviser and discussed the financial stability and profitability of the firm. The Trustees noted that the Fund’s principal officers are personnel of the Adviser, and its affiliates serve the Fund without additional compensation (with the exception of the Fund’s chief compliance officer). The Board noted that the depth of experience of the personnel of the Adviser. The Board recognized the attention given to the Adviser by other financial advisers in the real estate industry for their knowledge of real estate investments. After reviewing the foregoing information and other information in the Adviser’s Memorandum (e.g., the Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund were satisfactory.

(2) The investment performance of the Fund and the Adviser. The Trustees noted the Fund’s strong positive performance since its inception. After reviewing the Fund’s performance and other factors, the Board concluded that it was satisfied with the performance of the Fund.

(3) The costs of the services to be provided by the Adviser. The Trustees evaluated the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the base management fee was higher than other funds but noted that other funds had externalized certain services that the Adviser provided (such as research) as part of its management fees and agreed that it was important to consider the entire expense ratio in the comparison. In that regard, they noted that the net expense ratio was below the average of the peer group. The Board considered that other peer funds also utilized less laborious strategies.

57	1.888.926.2688 | www.apollo.com/adref

Trustees’ Consideration and Approval of
Apollo Diversified Real Estate Fund	Advisory and Sub-Advisory Agreements

March 31, 2026 (Unaudited)

The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement, which limits the Fund’s annual operating expenses, that was still in effect. The Trustees also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name.

Following further consideration and discussion of the foregoing, the Board concluded that the fee paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4) The profits to be realized by the Adviser and its affiliates from the relationship with the Fund. The Trustees reviewed the Adviser’s profitability analysis in connection with its management of the Fund and noted that the Adviser earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that the Adviser’s profitability was not excessive.

(5) The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with the Adviser involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fee remains the same at all asset levels, the Fund’s shareholders have benefitted from the Fund’s expense limitation arrangement over time, although the Fund’s assets had grown to a level where the Fund’s expenses fell below the cap set by the arrangement, and as a result the Adviser has been receiving its full fee. The Trustees further noted that prior fee waivers and expense reimbursements borne by the Adviser have aided the Fund’s growth since its inception. The Trustees also noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. Further, the size of the Fund has allowed the Adviser to lead additional negotiations to reduce the Fund’s fees when making investments, which, while time intensive for the Adviser, reflected significant benefits to the Fund. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Expense Limitation Agreement has provided savings for the benefit of the Fund’s investors.

(6) The Adviser’s practices regarding brokerage and portfolio transactions. The Trustees reviewed the Adviser’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

(7) The Adviser’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the continuation of the Management Agreement, the Board, including the Independent Trustees, approved the continuation of the Management Agreement.

TRUSTEES’ CONSIDERATION AND APPROVAL OF SUB-ADVISORY AGREEMENT WITH AON INVESTMENTS USA INC.

Aon Investments USA Inc. (“Aon”) serves as an investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement (the “Aon Agreement”) between the Adviser and Aon. At a meeting of the Fund’s Board of Trustees on March 31, 2026, the Trustees approved the continuation of the Aon Agreement for a one-year term.

In considering whether to approve the Aon Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by Aon; (2) the investment performance of the Fund and Aon; (3) the costs of the services to be provided and profits to be realized by Aon and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) Aon’s practices regarding brokerage and portfolio transactions; and (6) Aon’s practices regarding possible conflicts of interest.

Semi-Annual Report | March 31, 2026	58

Trustees’ Consideration and Approval of
Apollo Diversified Real Estate Fund	Advisory and Sub-Advisory Agreements

March 31, 2026 (Unaudited)

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Aon Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1) The nature, extent, and quality of the services to be provided by Aon. The Trustees evaluated Aon’s staffing, personnel, and methods of operating; the education and experience of Aon’s personnel; Aon’s compliance program, policies, and procedures; the financial condition of Aon; and the level of commitment to the Fund and Aon by the principals of Aon. The Trustees reviewed the balance sheet of Aon (specifically its parent company) and discussed the financial stability and profitability of the firm. The Trustees considered the responsibilities of Aon under the Investment Sub-Advisory Agreement and reviewed the services provided to the Fund including, without limitation, Aon’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, and efforts to promote the Fund, and grow the Fund’s assets. The Trustees noted that Aon supports the Adviser in seeking to achieve the Fund’s investment objective to generate a return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by providing ongoing research, opinions and recommendations with respect to private institutional real estate investment funds. The Board also noted that Aon provides data and information utilized by the Adviser in investing across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Board noted the results of an examination of the firm and that the findings did not relate to the services provided to the Fund. After reviewing the foregoing information and further information in the memorandum from Aon (e.g., Aon’s Form ADV and descriptions of Aon’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by Aon were satisfactory.

(2) The investment performance of the Fund and Aon. The Trustees discussed the performance of the private investments portion of the Fund. The Trustees noted the Fund’s continued strong performance in the period since inception and recalled their deliberations relating to the Adviser. The Board agreed that they should consider the performance of the Fund as a whole in reviewing this factor and noted that the Adviser continued to be satisfied with Aon’s performance and the data provided.

(3) The costs of the services to be provided by Aon. The Trustees evaluated the overall expenses of the Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Trustees also considered potential benefits for Aon in managing the Fund, including promotion of Aon’s name. The Trustees noted that the Adviser paid the fee to Aon out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses were the appropriate vehicle to compare to other funds. The Board recalled their deliberations relating to the Adviser’s cost of services. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Aon indirectly by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Aon and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4) The profits to be realized by Aon and its affiliates from the relationship with the Fund. The Trustees reviewed Aon’s profitability analysis in connection with its management of the Fund and noted that Aon earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that Aon’s profitability was not excessive.

(5) The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with Aon and noted that the sub-advisory fee contained break points, which caused the Adviser to pay lower fees to Aon based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by Aon.

(6) Aon’s practices regarding brokerage and portfolio transactions. The Trustees reviewed Aon’s standards for seeking best execution for portfolio transactions. The Trustees noted that Aon does not execute trades on behalf of the Fund, and, therefore, no commissions were paid for the portion of the portfolio for which Aon provided services. After further review and discussion, the Board determined that Aon’s practices regarding brokerage and portfolio transactions were satisfactory.

(7) Aon’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and Aon’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of Aon’s code of ethics. Following further consideration and discussion, the Board indicated that Aon’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

59	1.888.926.2688 | www.apollo.com/adref

Trustees’ Consideration and Approval of
Apollo Diversified Real Estate Fund	Advisory and Sub-Advisory Agreements

March 31, 2026 (Unaudited)

Having requested and received such information from Aon as the Trustees believed to be reasonably necessary to evaluate the continuation of the Aon Agreement, the Board, including the Independent Trustees, approved the continuation of the Aon Agreement.

Semi-Annual Report | March 31, 2026	60

Apollo Diversified Real Estate Fund	Trustees and Officers

March 31, 2026 (Unaudited)

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 9 West 57th Street, New York, New York 10019. The SAI includes additional information about the Fund’s Trustees. The SAI is available upon request and without charge by writing the Fund at Apollo Diversified Real Estate Fund, c/o SS&C GIDS, Inc, PO Box 21933, Kansas City MO 64121-9133 or for overnight mail 430 W 7th St, Kansas City, MO 64105-1407, or by calling toll-free 1.888.926.2688.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Christine Gallagher (1985)	Trustee Since 2025***	Customer Experience Social Impact & Strategic Initiatives Manager, Leidos QTC Health Services, 2024 - present; Founder and President, Military Quality of Life Consulting, LLC, 2015 – present; Chief of Staff of Military & Veterans Health Solutions, Leidos, 2021 - 2023; Community Engagement Manager of Military and Family Life Counseling Program, Leidos, 2021 - 2023.	4	Apollo S3 Private Markets Fund, 2023 - present; Apollo Diversified Credit Fund, 2022 - present; Apollo Debt Solutions BDC, 2021 - present.
Ira Cohen (1959)	Trustee Since 2014	Chief Executive Officer, Ira Cohen Consulting, LLC, 2005 – present; Executive Vice President, Recognos Financial, 2015 - 2021.	1

CRM Mutual Fund Trust, 2025 - present; Angel Oak Credit Opportunities Term Trust, 2021 - present; U.S. Fixed Income Trust, Trustee; 2019-present; Angel Oak Financial Strategies Income Term Trust, 2018 - present; Angel Oak Strategic Credit Fund, 2017 - present; Valued Advisers Trust, 2010 - present; Angel Oak Dynamic Financial Strategies Income Term Trust, 2019 - 2022; Apollo Credit Fund, 2017 - 2022.

Michael Porter (1983)	Trustee Since 2025***	Vice President, Corporate Development and Strategy, Netflix, 2014 – 2025.	4	Apollo S3 Private Markets Fund, 2023 – present; Apollo Diversified Credit Fund, 2022 – present; Apollo Debt Solutions BDC; 2021 – present; Ednovate Charter School, 2020 – present.
Nathan Headrick (1974)	Trustee Since 2014	Founder and Director, Ridgecrest Foundation, 2020 - present.	1	Apollo Diversified Credit Fund, 2017 - 2022.

61	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund	Trustees and Officers

March 31, 2026 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Stuart Rothstein (1966)	Chairman, Trustee, and President Since 2024	Partner and Chief Operating Officer – Real Estate, Apollo Global Management, Inc., 2009 - present; Chief Operating Officer – Asset Backed Finance, Apollo Global Management, Inc., 2023 - present; Director and Chairperson, Apollo Asset Backed Credit Company LLC, 2024 to present; Director and Chairperson, Apollo Realty Income Solutions, Inc., 2021 - present; Director, President and Chief Executive Officer, Apollo Commercial Real Estate Finance, Inc., 2012 - present.	1	Director and Chairperson, Apollo Asset Backed Credit Company LLC, 2024 to present; Director and Chairperson, Apollo Realty Income Solutions, Inc., 2021 to present; Director, President and Chief Executive Officer, Apollo Commercial Real Estate Finance, Inc., 2012 to present.
Kenneth Seifert (1978)	Treasurer and Chief Financial Officer Since 2022	Managing Director, Apollo Global Management, Inc. 2015 - present; Treasurer and Chief Financial Officer, MidCap Financial Investment Corporation, MidCap Apollo Institutional Private Lending and Merx Aviation Finance 2025 - present; Treasurer and Chief Financial Officer, Apollo Diversified Credit Fund 2022 - present; Treasurer, Chief Financial Officer and Principal Financial Officer, Apollo S3 Private Markets Fund, 2023 - 2024; Treasurer and Chief Financial Officer, Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., 2021 - 2024.	N/A	N/A
Kristin Hester (1980)	Chief Legal Officer and Secretary Since 2024	Managing Director, General Counsel - Global Wealth, Apollo Global Management, Inc., 2015 - present; Chief Legal Officer and Secretary, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025 - present; Chief Legal Officer, Secretary and Vice President, MidCap Apollo Institutional Private Lending, 2024 - present; Chief Legal Officer and Secretary, Apollo S3 Private Markets Fund, 2023 - present; Chief Legal Officer, MidCap Financial Investment Corporation and Apollo Debt Solutions BDC, 2022 - present; Chief Legal Officer and Secretary, Apollo Diversified Credit Fund, 2022 - present; Chief Legal Officer, Redding Ridge Asset Management LLC, 2022 – 2026; Chief Legal Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2022 - 2024.	N/A	N/A

Semi-Annual Report | March 31, 2026	62

Apollo Diversified Real Estate Fund	Trustees and Officers

March 31, 2026 (Unaudited)

Ryan Del Giudice (1990)	Chief Compliance Officer Since 2018, Vice President and Assistant Secretary Since 2020	Principal, Apollo Global Management, Inc., 2022 - present; Chief Compliance Officer,Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025 - present; Chief Compliance Officer, MidCap Apollo Institutional Private Lending, 2024 - present; Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC and Apollo S3 Private Markets Fund, 2023 - present; Chief Compliance Officer, Apollo Diversified Credit Fund, 2018 - present; Chief Compliance Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2023 - 2024; Chief Compliance Officer, Griffin Capital Asset Management Company, LLC, 2017 - 2022.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	“Fund Complex” comprises regulated investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser. The Fund Complex is currently comprised of: the Fund, Apollo Debt Solutions BDC, Apollo Diversified Credit Fund, Apollo S3 Private Markets Fund, Apollo Origination II (Levered) Capital Trust, Apollo Origination II (UL) Capital Trust, MidCap Apollo Institutional Private Lending and MidCap Financial Investment Corporation.
***	Ms. Gallagher and Mr. Porter were elected Trustees of the Fund effective August 27, 2025.

63	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund	Service Providers

March 31, 2026 (Unaudited)

Investment Adviser

Apollo Real Estate Fund Adviser, LLC

9 W 57th Street, New York, NY 10019

Investment Sub-Adviser

Aon Investments USA Inc.

200 East Randolph Street, Suite 1500, Chicago, IL 60601

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

UMB Bank, N.A.

1010 Grand Blvd., Kansas City, Missouri 64106

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310, Philadelphia, PA 19103

Legal Counsel

Simpson Thacher & Bartlett LLP

900 G Street, NW, Washington, D.C. 20001

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

1055 Broadway Boulevard, Kansas City, MO 64105

Semi-Annual Report | March 31, 2026	64

Apollo Diversified Real Estate Fund	Privacy Notice

March 31, 2026 (Unaudited)

Dear Client or Investor:

Apollo Global Management, Inc. (“Apollo”) and its subsidiaries (together “us,” “we,” or “Apollo”) take precautions to maintain the privacy of personal information concerning Apollo’s current and prospective investors who are individuals/natural persons. These precautions include the adoption of certain procedures designed to maintain and secure such investors’ nonpublic personal information from inappropriate disclosure to third parties. U.S. federal regulations require Apollo to inform investors of its privacy policy regarding what kinds of information it collects and the circumstances in which that information may be disclosed to third parties. Please see the Appendix to this Notice for additional information about our privacy practices regarding the European Union, United Kingdom, Cayman Islands, California, and other jurisdictions that may grant natural persons certain privacy rights.

We collect nonpublic personal information about investors from the following sources:

●	information Apollo receives from an investor in its subscription documentation, other forms or agreements, and correspondence (written, telephonic, or electronic), including identifiers, such as an investor’s name, address, social security number, and commercial information such as assets, income, and amounts or types of such investor’s investments;
●	commercial information about an investor’s transactions with Apollo, its affiliates, and nonaffiliated third parties, such as an investor’s capital account balance, other account data, and participation in other investments; and
●	commercial information Apollo may receive from a consumer reporting agency, such as an investor’s credit history.

We do not disclose any nonpublic personal information about prospective, current, or former investors to anyone, except as requested or authorized by an investor or to certain affiliates and service providers as permitted or as otherwise required by law or regulation. We do not sell your nonpublic personal information. We may use nonpublic personal information that you provide to market services to you in the future, including through our use of third-party website cookies and similar technologies.

Except as described below or as otherwise required by law or regulation, we do not disclose to affiliates or to nonaffiliates any nonpublic personal information about you. We do disclose information to affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, to maintain your investments in funds managed by Apollo, and to respond to court orders and legal investigations, or as permitted by law. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers, and service providers as may be necessary to facilitate the acceptance and management of your investments in funds managed by Apollo and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number, or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We will require such third-party service providers and financial institutions to protect the confidentiality of the investors’ nonpublic personal information and to use the information only for purposes for which it is disclosed to them. We maintain physical, electronic, and procedural safeguards that comply with U.S. federal standards to safeguard investors’ nonpublic personal information.

We will adhere to the policies and practices described in this Privacy Notice regardless of whether the investor is a prospective, current or former investor.

If you have any questions concerning this Privacy Notice, please contact privacy@apollo.com.

Appendix: European Union, United Kingdom, Cayman Islands, California, and Other Jurisdictional Privacy Notice

This Appendix, along with the Privacy Notice above, describes how Apollo,2 as a data controller, collects and processes Personal Information (as defined below) about natural persons residing in the European Union (“EU”), the United Kingdom (“UK”), and other jurisdictions that may grant natural persons certain privacy rights,3 as well as in relation to an Apollo entity that is established in the European Union or United Kingdom or an entity that is established in the Cayman Islands. This notice also provides such persons with information about the rights they may have in relation to Personal Information (as defined below). If you are a California Resident (as defined below), please review the below section Additional Information for California Residents for additional disclosures, our Notice at Collection, and a description of your rights under the California Consumer Privacy Act (with any implementing regulations, as amended by the California Privacy Rights Act (“CPRA”) and as may be amended from time to time, “CCPA”).

[1]	Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.
[2]	As defined in the Apollo Privacy Policy, “Apollo” refers to Apollo Global Management, Inc. and its subsidiaries. Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.
[3]	Individuals in Andorra, Argentina, Australia, California, Canada, Faroe Islands, Guernsey, Hong Kong, Israel, Isle of Man, Japan, Jersey, Mexico, New Zealand, Singapore, South Korea, Switzerland, Uruguay, and certain other jurisdictions may have certain data subject rights. These rights vary, but they may include the right to (i) request access to and rectification or erasure of their personal information, (ii) restrict or object to the processing of their personal information, and (iii) obtain a copy of their personal information in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal information with a data protection authority.

65	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund	Privacy Notice

March 31, 2026 (Unaudited)

If we materially change our privacy practices regarding Personal Information (as defined below), we will notify relevant individuals. For purposes of this Appendix, “investors” includes directors, officers, employees, owners, limited partners, agents, consultants, representatives, and beneficiaries of investors that are not natural persons.

Collection of Information

Depending on how you interact with us, we may collect nonpublic personal information as described elsewhere in the Privacy Notice and other Personal Information about you. “Personal Information” for purposes of this Notice means any information that can help us directly or indirectly identify you, and as otherwise defined under applicable law.

We may collect certain categories of Personal Information from investors, including:

●	identifiers and similar information such as name, address, date and place of birth, e-mail address, telephone number, social security number or other unique identifier number, tax identification number, driver’s license number, passport and other national identity details, internet protocol (“IP”) address, username, password, online identifiers or other similar identifiers;
●	financial information, including certain information protected under federal or state laws, like income, assets and investments, payments, creditworthiness, loans, bank account details, wire instructions or a signature, bank account, or other financial information;
●	personal details, including characteristics of protected classifications under certain federal or state laws, such as gender, national origin, or marital status;
●	commercial information, including records of products or services purchased, obtained, or considered, or other purchasing histories or tendencies, including funds invested, investments considered, or sources of funds or wealth;
●	certain information that may qualify as “special category” data under applicable data protection laws, such as Personal Information revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, trade union membership, data concerning health, or a natural person’s sex life or sexual orientation;
●	education information, including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act;
●	internet or other electronic network activity information, including interactions with our website or use of certain online tools;
●	audio (e.g., voicemail), electronic, visual or similar information;
●	professional or employment-related information, including occupation, compensation, salary, benefits, grants, insurance details, pension information, employer, and title;
●	inferences drawn from any of the information identified above to create a profile reflecting your preferences or similar information, including your potential interest in investing in new funds; and
●	certain information that may qualify as “sensitive personal information” under the CCPA, such as your social security number, passport number, driver’s license, or state identification card; your account log-in, financial account and debit or credit card number in combination with any required security credentials allowing access to such account; and your racial or ethnic origin.

How We Collect Information

Investors may provide us with Personal Information in connection with their investments in Apollo funds, which may include address, social security number, wire transfer instructions, and the amount of assets or income. This information is required before investors can be accepted into an Apollo fund, and not providing it may mean that we are not able to accept an investment. As described in the Privacy Notice, investors provide us with information directly and/or through intermediates in subscription documentation and may continue to provide information through ongoing communications or interactions with us on an applicable website or by mail, e-mail, or telephone.

We also collect Personal Information from different sources such as consultants, fund administrators, identity verification services, and credit reference agencies, sources designed to detect and prevent fraud, and those sources described in the Privacy Notice.

We may also collect Personal Information through publicly available sources such as public websites or other publicly accessible directories and sources, including bankruptcy registers, tax authorities, governmental agencies and departments, sanctions screening databases, and regulatory authorities.

Why We Collect Information

As permitted by applicable laws, we use Personal Information primarily to communicate with investors.

We may use Personal Information for the following business or commercial purposes, and the lawful bases for our processing include the following:

●	comply with our obligations to investors under contract or related pre-contractual steps;
●	support our business development and marketing initiatives. We do this to meet our business interests in expanding our business. We only send direct electronic marketing messages where recipients have agreed to this or as otherwise permitted by applicable law. Individuals can opt out of receiving such messages at any time by using the opt-out mechanisms that may be available in those messages or by contacting us via the channels provided below;

Semi-Annual Report | March 31, 2026	66

Apollo Diversified Real Estate Fund	Privacy Notice

March 31, 2026 (Unaudited)

●	where it is necessary for our legitimate interests (or those of a third party) and your interests and fundamental rights do not override those interests. This processing benefits investors by supporting our provision of services;
●	protect our rights, establish, exercise or defend legal claims and in order to protect and enforce our (or another person’s) rights, property, or safety, or to assist others to do the same;
●	maintain security and prevent or detect crime and fraud. In many cases we are required to do this by applicable laws, but we will otherwise do so to meet our interests in maintaining security and preventing crime, which is also in the interest of our investors;
●	compliance with applicable laws and regulations, including to meet our legitimate interests or those of a third party;
●	detect security incidents and protecting against malicious, deceptive, fraudulent, or illegal activity, including preventing fraud and conducting “Know Your Client,” anti-money laundering, terrorist financing, and conflict checks;
●	internal operations, including troubleshooting, data analysis, testing, research, and statistical and survey purposes;
●	audit compliance with Apollo’s corporate policies and contractual obligations. This is necessary to meet our legal and regulatory obligations, for example to financial services regulators, and if not strictly necessary to meet these obligations, to allow us to meet our interests in running our business to our high corporate standards, which is beneficial to investors as these help protect investments and information; and
●	with your consent, as required under applicable law.

We may be legally obliged to process certain Personal Information in order to be able to perform services and business operations or to comply with contractual requirements. If you choose not to provide us with the necessary Personal Information or to restrict us from processing Personal Information, we may not be able to meet our obligations or deliver the products or services requested. This may lead to cancellation of contracts; if this is the case, we will endeavor to contact you to discuss this.

How We Disclose Information

We disclose information for the purposes described above in the Privacy Notice and on the grounds described above in this Appendix. We may also disclose Personal Information as required to pursue available remedies or limit damages we may sustain, to enforce our rights, protect our property or protect the rights, property or safety of others, to prevent fraud, unauthorized transactions or liability; or as needed to support external auditing, compliance and corporate governance functions.

We may also share information about you to the extent reasonably necessary to proceed with the consideration, negotiation, or completion of a merger, reorganization, or acquisition of our business, or a sale, liquidation, or transfer of some or all of our assets.

Security Measures

We maintain reasonable physical, electronic, and procedural safeguards appropriate to the nature of the information to store and secure Personal Information from unauthorized access, alteration, and destruction. Our control policies, for example, generally authorize access to investor information only by individuals who need such access to do their work. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Transfers of Information

Our activities and the jurisdictions in which we are established are such that it may be necessary for Personal Information that we collect to be transferred, as permitted by applicable laws, to the United States and other countries where we or our service providers have facilities. When we transfer Personal Information to a country that is not regarded as ensuring an adequate level of protection for Personal Information under European Union, United Kingdom, the Cayman Islands, or other applicable laws, we will seek to ensure a similar degree of protection is afforded to Personal Information by ensuring that, where possible, we put in place appropriate safeguards (such as standard contractual clauses approved by the European Commission or other relevant authority) or otherwise transfer Personal Information in accordance with applicable laws, such as where the transfer is necessary for the performance of a contract between you and us or between us and a third party in your interest, where the transfer is necessary to establish, exercise or defend legal claims, or where the transfer is made for important reasons of public interest. For more information on specific mechanisms we rely on for transferring Personal Information, please contact us at the details provided in the Contact section below.

How Long We Keep Information

We retain Personal Information for as long as we have a relationship with the individuals to whom the information relates and for a period after our relationship has ended. When deciding how long to keep Personal Information after our relationship has ended, we take into account how long we need to retain the information to fulfill the purposes described above and to comply with our legal regulatory obligations, including obligations of our regulators. We may also retain Personal Information to investigate or defend against potential legal claims in accordance with the limitation periods of countries where legal action may be brought.

Individual Rights and Choices

Subject to certain local laws, individuals may have certain additional rights regarding their Personal Information. In particular, individuals may have the right to object to our uses of their Personal Information. Individuals who would like to discuss or exercise such rights can contact us at the details provided in the Contact section below. These additional rights may include the rights to (i) access Personal Information; (ii) rectify the Personal Information we hold; (iii) erase Personal Information; (iv) restrict our use of Personal Information; (v) object to the processing of your Personal Information in certain circumstances, including where we process Personal Information for direct marketing purposes or where we have processed such data on the basis of our legitimate interests; (vi) withdraw your consent to the processing of your Personal Information (where applicable); (vii) receive Personal Information in a usable electronic format and transmit it to a third party (also known as the right of data portability); and (vi) lodge a complaint with a data protection authority in the United Kingdom or the European Economic Area (“EEA”) Member State in which you live, work or where the infringement occurred or in respect of an entity organized under the laws of the Cayman Islands, as overseen by the Ombudsman in the Cayman Islands. If you are a California Resident, please review Additional Information for California Residents below for a description of your California-specific rights regarding your Personal Information.

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Apollo Diversified Real Estate Fund	Privacy Notice

March 31, 2026 (Unaudited)

Additional Information for California Residents

The CCPA imposes certain obligations on us and grants certain rights to California residents (“California Resident,” “you,” or “your”) with regard to “personal information” (as defined under the CCPA). If you are a California Resident, please review the following information about your potential rights with regard to your Personal Information under the CCPA. The rights described herein are subject to exemptions and other limitations under applicable law, and the CCPA does not apply to certain information like Personal Information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and its implementing regulations (“GLBA”).

Terms used herein have the meaning ascribed to them in the CCPA. For purposes of the CCPA, we are a “business.”

Notice at Collection and Use of Personal Information

Information We Collect

Depending on how you interact with us, we may collect the categories of Personal Information listed above in Collection of Information.

How We Use Collected Information

We may use Personal Information from you for the purposes described above in the section Why We Collect Information.

Sale or Sharing of Personal Information

We do not “sell” your Personal Information under the CCPA, meaning we do not rent, release, disclose, transfer, make available, or otherwise communicate Personal Information to another business or third party for monetary or other valuable consideration. We also do not “share” your Personal Information, as defined under the CCPA to mean sharing, renting, releasing, disclosing, disseminating, making available, transferring, or otherwise communicating orally, in writing, or by electronic or other means, personal information to a third party for cross-context behavioral advertising, whether or not for monetary or other valuable consideration.

How Long We Keep Information

We retain your Personal Information as described above in the section How Long We Keep Information.

For more information about our privacy practices, please review our entire Privacy Notice and accompanying Appendix.

Our Collection, Use, and Disclosure of Personal Information and Sensitive Personal Information

What Information We Have Collected, the Sources from Which We Collected It, and Our Purpose for Collecting the Information

In the preceding 12 months, depending on how you interact with us, we may have collected the categories of Personal Information listed above in Collection of Information. We may collect Personal Information from all or some of the categories of sources listed in the section How We Collect Information. We may collect all or a few of these categories of Personal Information for the business or commercial purposes identified in the section.

Semi-Annual Report | March 31, 2026	68

Apollo Diversified Real Estate Fund	Privacy Notice

March 31, 2026 (Unaudited)

Why We Collect Information

Our Disclosure of Personal Information

We do not sell or share your Personal Information as defined under the CCPA. We do not knowingly sell or share the Personal Information of California Residents under 16 years old. In the preceding 12 months, we may have disclosed for a business purpose some of the categories of Personal Information to the categories of third parties, as described in the below chart:

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Identifiers

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities.

●   Performing services.

●   Auditing related to consumer interactions and transactions.

●   Short-term, transient use.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   Debugging and repairing errors impairing functionality (such as on our portals or website).

Additional information subject to Cal. Civ. Code § 1798.80(e)

●   Internal research for technological development and demonstration.

●   Activities to verify, maintain, or improve the quality of our services.

●   Business development and marketing initiatives.

●   To comply with applicable laws and regulations.

Characteristics of protected classifications under certain federal or state laws

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities.

●   Performing services.

●   Auditing related to consumer interactions and transactions.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   To comply with applicable laws and regulations.

Commercial information

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities.

●   Performing services.

●   Auditing related to consumer interactions and transactions.

●   Short-term, transient use.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   Debugging and repairing errors impairing functionality (such as on our portals or website).

●   Internal research for technological development and demonstration.

●   Activities to verify, maintain, or improve the quality of our services.

●   Business development and marketing initiatives.

●   To comply with applicable laws and regulations.

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Apollo Diversified Real Estate Fund	Privacy Notice

March 31, 2026 (Unaudited)

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Education information, including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities

●   Performing services

●   Auditing related to consumer interactions and transactions.

●   Short-term, transient use.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   To comply with applicable laws and regulations.

Internet or electronic network activity information

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities.

●   Performing services.

●   Auditing related to consumer interactions and transactions.

●   Short-term, transient use.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   Debugging and repairing errors impairing functionality (such as on our portals or website).

●   Internal research for technological development and demonstration.

●   Activities to verify, maintain, or improve the quality of our services.

●   Business development and marketing initiatives.

●   To comply with applicable laws and regulations.

Audio, electronic, visual, or similar information

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities.

●   Performing services.

●   Auditing related to consumer interactions and transactions.

●   Short-term, transient use.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   Business development and marketing initiatives.

●   To comply with applicable laws and regulations.

Professional or employment-related Information

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities.

●   Performing services.

●   Auditing related to consumer interactions and transactions.

●   Short-term, transient use.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   Business development and marketing initiatives.

●   To comply with applicable laws and regulations.

Semi-Annual Report | March 31, 2026	70

Apollo Diversified Real Estate Fund	Privacy Notice

March 31, 2026 (Unaudited)

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Inferences drawn from any of the information identified above

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●   Professional services organizations, such as auditors.

●   Affiliated entities.

●   Performing services.

●   Auditing related to consumer interactions and transactions.

●   Short-term, transient use.

●   Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●   Internal research for technological development and demonstration.

●   Business development and marketing initiatives.

●   To comply with applicable laws and regulations.

In addition, we may disclose, and in the preceding 12 months may have disclosed, all of the categories of Personal Information identified in Collection of Information above to the following categories of third parties: (i) judicial courts, regulators, or other government agents purporting to have jurisdiction over us, our subsidiaries or our affiliates, or opposing counsel and parties to litigation; and (ii) other third parties as may otherwise be permitted by law. We may disclose the categories of Personal Information identified in Collection of Information above for the business or commercial purposes identified above in Why We Collect Information. Additionally, we may disclose your Personal Information to third parties upon your request, at your direction, or with your consent.

We may also disclose or make available your Personal Information to our service providers such as our administrator, other entities that have agreed to limitations on the use of your Personal Information, or entities that fit within other exemptions or exceptions in, or as otherwise permitted by, the CCPA.

Use and Disclosure of Sensitive Personal Information

As noted in Collection of Information, under the CCPA, certain Personal Information we collect and process may be considered “sensitive personal information.” The CCPA requires that we provide you with a right to limit our use or disclosure of such sensitive personal information in certain circumstances. Currently, we are not using or disclosing your sensitive personal information for purposes that would require that we provide you with a right to limit.

California Residents’ Rights under the CCPA

If your Personal Information is subject to the CCPA, you may have certain rights concerning that information, subject to applicable exemptions and limitations, including the right to (i) be informed, at or before the point of collection, of the categories of Personal Information to be collected, and the purposes for which the categories of Personal Information shall be used; (ii) not be discriminated against because you exercise any of your rights under the CCPA; (iii) request that we delete any Personal Information about you that we collected or maintained, subject to certain exceptions (“Request to Delete”); (iv) opt-out of the “sale” (as that term is defined in the CCPA) of your Personal Information if a business sells your Personal Information (we do not); (v) opt-out of the “sharing” (as that term is defined in the CCPA) of your Personal Information if a business shares your Personal Information with third parties (we do not); (vi) limit the use and disclosure of sensitive personal information where required by the CCPA (“Right to Limit”) (please note that we are not using your sensitive personal information for purposes that would require that we provide you with a Right to Limit); (vii) correct inaccurate Personal Information (“Request to Correct”); and (viii) request that we disclose to you the Personal Information we have collected, used, and disclosed about you during the past 12 months (“Request to Know”).

The CCPA does not restrict our ability to do certain things like comply with other laws or comply with regulatory investigations. In addition, the CCPA does not apply to certain information like Personal Information collected, processed, sold or disclosed pursuant to the GLBA. We also reserve the right to retain, and not to delete, certain Personal Information after receipt of a Request to Delete from you where permitted by the CCPA or another law or regulation.

How to Submit a Request under the CCPA

You may submit a Request to Know, Request to Correct, or Request to Delete (“Consumer Rights Request”), as described above, through the following toll-free telephone number: 833-271-8296, or e-mail us at privacy@apollo.com.

We are only required to respond to verifiable Consumer Rights Requests made by you or your legally authorized agent. When you submit a Consumer Rights Request, we may ask that you provide clarifying or identifying information to verify your request. Such information may include, at a minimum, depending on the sensitivity of the information you are requesting and the type of request you are making, your name and email address. Any information gathered as part of the verification process will be used for verification purposes only.

71	1.888.926.2688 | www.apollo.com/adref

Apollo Diversified Real Estate Fund	Privacy Notice

March 31, 2026 (Unaudited)

You are permitted to designate an authorized agent to submit a Consumer Rights Request on your behalf and have that authorized agent submit the request through the aforementioned methods. In order to be able to act, authorized agents have to submit proof that they are authorized to act on your behalf or have a power of attorney. We may also require that you directly verify your own identity with us and directly confirm with us that you provided the authorized agent permission to submit the request.

Contact

This Privacy Notice and Appendix are available in alternative formats upon request. Please contact privacy@apollo.com with any questions about this notice or our data privacy and data protection practices or to request this Privacy Notice in an alternative format. The Apollo point of contact for Apollo entities established outside the European Union and United Kingdom is: Apollo Management International LLP, 25 St. George Street, London W1S 1FS, United Kingdom.

The Privacy Notice was last updated on October 27, 2025, and supersedes any previously distributed Privacy Notice. From time to time, we may update this Privacy Notice. To the extent there are material changes with respect to our disclosure practices, we will issue an updated Privacy Notice that is reflective of such practices.

Semi-Annual Report | March 31, 2026	72

9 West 57th Street, 42nd Floor New York, NY 10019	212.515.3200 www.apollo.com/adref

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

Apollo Global Securities, LLC (“AGS”), Member of FINRA and SIPC, is a subsidiary of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its product marketing and distribution. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Real Estate Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

GFC001856 | Exp. 6/30/2027	MPRO 7264 | ADREF-IU402264-0426A

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The consolidated schedule of investments is included as part of the Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Fund’s investment advisory and sub-advisory contracts is included as part of the Report to Shareholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded, based on their evaluation of the Fund’s disclosure controls and procedures as of a date within 90 days of the filing date of this Report, that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended, are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Fund’s internal control over financial reporting that occurred during the Fund’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940 (the “1940 Act”), the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLLO DIVERSIFIED REAL ESTATE FUND

By:	/s/ Stuart Rothstein
Stuart Rothstein
Chairman and President (Principal Executive Officer)

Date:	June 4, 2026

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart Rothstein
Stuart Rothstein
Chairman and President (Principal Executive Officer)

Date:	June 4, 2026

By:	/s/ Kenneth Seifert
Kenneth Seifert
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	June 4, 2026